                                                                   Exhibit 10.3


                                 LEASE BETWEEN

                           ASP WASHINGTON, L.L.C.

                                     AND

                            Integral Systems, Inc.
                            ----------------------







                                    Date:
                                    Building: 5200 & 5000 Philadelphia Way
                                              ----------------------------
                                    Lanham, MD 20706
                                    WBP #11 & WBP #16


-NET-

                               Table of Contents

 1.  Access..................................  12
 2.  Accord and Satisfaction.................  12
 3.  Amendment...............................  14
 4.  Applicable Law..........................  17
 5.  Assignment, Letting, Subletting.........  08
 6.  Attorney's Fees.........................  14
 7.  Binding Effect..........................  15
 8.  Broker's Indemnification................  17
 9.  Building Services.......................  04
10.  Casualty................................  08
11.  Construction Conditions.................  11
12.  Condemnation............................  10
13.  Entire Agreement........................  18
14.  Estoppel Certificate....................  16
15.  Holdover Tenancy........................  14
16.  Improvements and Alterations by Tenant..  08
17.  Insurance; Indemnity....................  05
18.  Landlord's Reserved Rights..............  15
19.  Liens and Insolvency....................  10
20.  Limitation of Landlord's Liability......  15
21.  Notices.................................  15
22.  Occupancy: Lease Commencement Date......  10
23.  Parking.................................  12
24.  Quiet Enjoyment, Inability to Perform...  13
25.  Relocation..............................  10
26.  Removal of Property.....................  13
27.  Rent....................................  02
28.  Repairs.................................  07
29.  Riders and Attachments..................  15
30.  Rules and Regulations...................  11
31.  Security Deposit........................  04
32.  Severability............................  16
33.  Signs...................................  12
34.  Subordination...........................  17
36.  Tenant's Default........................  12
36.  Tenant's Property.......................  07
37.  Terms and Definitions...................  01
38.  Time....................................  17
39.  Use of Leased Premises..................  05
40.  Uses....................................  02
41.  Utilities...............................  04
42.  Waiver..................................  17
43.  Waiver of Subrogation...................  07
44.  Waiver of Jury Trail....................  17

                               LIST OF SCHEDULES

1.   NOT APPLICABLE
2.   Rules and Regulations
3.   Work Letter
4.   Certificate of Acceptance

                                LIST OF EXHIBITS

Exhibit A              Demised Premises
Exhibits B & C         Site & Parking Plan
Exhibit D              Tenant's Estimated Share of Operating Expenses
Exhibit E              HVAC Maintenance Schedule
Exhibit F              Declaration of Covenants
Exhibit G              Subordination, Nondisturbance and Attornment Agreement
Exhibit H              Right of First Offer at 5200 Philadelphia Way
Exhibit H-1            Plan for plus or minus 5,000 sf ROFO space at 5200
                       Philadelphia Way
Exhibit I              Right of First Offer at 5000 Philadelphia Way
Exhibit I-1            Plan for plus or minus 10,521 sf ROFO space at 5000
                       Philadelphia Way

                                     LEASE

This Lease is made between  Integral Systems, Inc. whose address is 5000
                            -----------------------                 ----
Philadelphia Way, Suite A, Lanham, Maryland 20706 ("Tenant") and ASP WASHINGTON,
--------------------------------------------------
L.L.C., whose address is 4601 Forbes Boulevard, Suite 100, Lanham, Maryland 20706, ("Landlord") on this ______, day of _________, 1999.

   1.  TERMS AND DEFINITIONS
       ---------------------

       A.  "Leased Premises" shall mean the 46,700 square feet at 5000
                                            --------------------------
       Philadelphia Way and 20,000 square feet at 5200 Philadelphia Way for a
       ----------------------------------------------------------------------
       total of 66,700 sf, as described in Exhibit A attached hereto and made a
       -------------------
       part hereof.

       B. "Building" shall mean the multi-tenant buildings located at 5000 and
                                    -------------                     --------
       5200 Philadelphia Way at the development in Lanham, Maryland.
       ---------------------                       ----------------

       C. "Project" shall mean the WASHINGTON BUSINESS PARK located in Lanham,
                                   -------------------------
       Maryland.

       D. "Lease Commencement Date" shall mean the earlier of 10 days after
                                               ----------------------------
       substantial completion or the date on which Tenant opens for business
       ---------------------------------------------------------------------
       from within the Premises or as may be adjusted pursuant to paragraph 17
       -------------------------
       below. The Scheduled Lease Commencement Date is anticipated to be June 1,
              ------------------------------------------------------------------
       1999. Landlord shall use reasonable efforts to make the 20,000 square
       ---------------------------------------------------------------------
       feet at 5200 Philadelphia Way available as of March 15, 1999 and Tenant
       -----------------------------------------------------------------------
       shall pay Operating Expenses only on this space through May 31, 1999, and
       -------------------------------------------------------------------------
       thereafter pay the Total Rent.
       ------------------------------

       E. "Lease Term" shall mean 120 months from the Lease Commencement Date
                                  ---
       and the Lease Termination Date shall mean May 31, 2009.
                                                 ------------

       F. "Base Rent" shall mean $ (See Rent Schedule on Page 1-A) per year,
                                 ----------------------------------
       payable for the convenience of Tenant each month in installments of as
                                                                           --
       noted on Page 1-A.
       ------------------

       G. "Tenant's Estimated Share of Operating Expenses" shall mean $ (See
                                                                      ------
       Rent Schedule on Page 1-A) through the end of the current calendar year
       --------------------------
       and shall be adjusted annually on the calendar year thereafter and payable pursuant to the terms of paragraph 3.

       H. "Tenant's Total Square Footage" shall mean 66,700 Square Feet
                                                     ------------------
       comprised of 46,700 Square Feet at 5000 Philadelphia Way plus 20,000
       --------------------------------------------------------------------
       Square Feet at 5200 Philadelphia Way;
       -------------------------------------

          a.  "Total Building Square Footage at 5000 Philadelphia Way" shall
              --------------------------------------------------------------
              mean 94,821 square feet, "Tenant's Prorata Share at 5000
              --------------------------------------------------------
              Philadelphia Way" shall mean 49,2507%.
              --------------------------------------

          b.  "Total Building Square Footage at 5200 Philadelphia Way" shall
              --------------------------------------------------------------
              mean 52,786 square feet; "Tenant's Prorata Share at 5200
              --------------------------------------------------------
              Philadelphia Way" shall mean 37.8888%.
              --------------------------------------

       I.  "Deposit" shall mean within two (2) business days after receipt of an
                                ------------------------------------------------
       executed copy of this agreement, Tenant shall provide to Landlord an
       --------------------------------------------------------------------
       irrevocable Letter of Credit ("LOC") drawn upon an FDIC insured bank with
       -------------------------------------------------------------------------
       offices in the Washington D.C. area that is reasonably acceptable to
       --------------------------------------------------------------------
       Landlord.  Said LOC shall be in the amount of $350,000.00 and shall be
       ----------------------------------------------------------------------
       valid for a period of ten (10) years.  Subsequent to the second (2nd)
       ---------------------------------------------------------------------
       lease year, Tenant may replace the original LOC with a new LOC in the
       ---------------------------------------------------------------------
       amount of $310,000.00 which shall be valid for no less than the remaining
       -------------------------------------------------------------------------
       lease term and upon the expiration of each subsequent lease year, the
       ---------------------------------------------------------------------
       then current LOC may be replaced by a new LOC reduced by $40,000.00 until
       -------------------------------------------------------------------------
       the end of the sixth (6th) lease year at which point Tenant may replace
       -----------------------------------------------------------------------
       the then current LOC with a $150,000.00 LOC that shall remain in place
       ----------------------------------------------------------------------
       until 30 days after the expiration of the ten (10) year lease term.  Each
       -------------------------------------------------------------------------
       LOC shall stipulate that it may be redeemed by Landlord upon an Event of
       ------------------------------------------------------------------------
       Default by Tenant or if not replaced by Tenant within 30 days of its
       --------------------------------------------------------------------
       expiration.
       -----------

                            RENTAL SCHEDULE PAGE 1-A

                                                WBP #11        WBP #16
                                               Operating      Operating
                                  Monthly      Expenses       Expenses                        Total Rent/Monthly
Period                   $/S.F.  Base Rent     20,000 SF      46,700 SF    Base Rent + Estimated Operating Expenses (WBP #11 & #16)
-----------------------  ------  ----------  -------------  -------------  --------------------------------------------------------

06/01/99 - 05/31/2000     10.10  $56,139.17  $1.95/SF       $1.75/SF       $56,139.17 + 3,250.00 + 6,810.42 = $66,199.59
06/01/00 - 05/31/2001     10.40  $57,806.67  Adj. Annually  Adj. Annually  $57,806.67 + Annually Adjusted Operating Expenses
06/01/01 - 05/31/2002     10.72  $59,585.33  Adj. Annually  Adj. Annually  $59,585.33 + Annually Adjusted Operating Expenses
06/01/02-  05/31/2003     11.04  $61,364.00  Adj. Annually  Adj. Annually  $61,364.00 + Annually Adjusted Operating Expenses
06/01/03 - 05/31/2004     11.37  $63,198.25  Adj. Annually  Adj. Annually  $63,198.25 + Annually Adjusted Operating Expenses
06/01/04 - 05/31/2005     11.71  $65,088.08  Adj. Annually  Adj. Annually  $65,088.08 + Annually Adjusted Operating Expenses
06/01/05 - 05/31/2006     12.06  $67,033.50  Adj. Annually  Adj. Annually  $67,033.50 + Annually Adjusted Operating Expenses
06/01/06 - 05/31/2007     12.42  $69,034.50  Adj. Annually  Adj. Annually  $69,034.50 + Annually Adjusted Operating Expenses
06/01/07 - 05/31/2008     12.79  $71,091.08  Adj. Annually  Adj. Annually  $71,091.08 + Annually Adjusted Operating Expenses
06/01/08 - 05/31/2009     13.18  $73,258.83  Adj. Annually  Adj. Annually  $73,258.83 + Annually Adjusted Operating Expenses

  **NOTE** Landlord shall use reasonable efforts to make the 20,000 square feet at 5200 Philadelphia Way available as of March 15, 1999 and Tenant
                                                   ---------------
            shall pay Operating Expenses only on this space through May 31, 1999 and thereafter pay the Total Rent.

       J.  "Permitted Purpose" shall mean use of the Leased Premises as office
                                                                     ---------
       and labs for computer and engineering services and sales.
       ---------------------------------------------------------

       K.  "The Broker of Record" shall mean Hyatt Real Estate 1919 West
                                             ---------------------------
       Street, Annapolis, MD 21041.
       ---------------------------

       L.  "Authorized Number of Parking Spaces" shall mean 170 spaces at 5000
                                                            ------------------
       Philadelphia Way and  110 spaces at 5200 Philadelphia Way.
       ---------------------------------------------------------

       M. It is understood and agreed that the Lease dated April 1, 1987, as
          ------------------------------------------------------------------
       amended August 31, 1990, December 31, 1991 and February 28, 1994 between
       ------------------------------------------------------------------------
       the parties hereto for the premises at 5000-A Philadelphia Way will
       -------------------------------------------------------------------
       become null and void upon the commencement date of this Lease.
       --------------------------------------------------------------

2.  USES
    ----

    A. Tenant agrees continuously to use and occupy the Leased Premises for the Permitted Purpose only, and for no other purpose. Tenant covenants to comply with the provisions of all recorded covenants, conditions and restrictions, including but not limited to the Declaration of Restrictive Easements and Covenants recorded on July 14, 1975 a copy of which has been provided to Tenant,
                                    --------------------------------------------
and all building, zoning, fire and other governmental laws, ordinances, regulations or rules applicable to the Leased Premises and all requirements of the carriers of insurance covering the Project. Tenant shall not do or permit anything to be done in or about the Leased Premises, or bring or keep anything in the Leased Premises that may increase the fire and extended coverage insurance premium upon the Building; that may injure the Building; may constitute waste; or be a nuisance, public or private, or menace to tenants of adjoining premises or anyone else.

    B. Tenant agrees that it has determined to Tenant's satisfaction that the Leased Premises can be used for the purpose for which they are leased and waives any right to terminate this lease in the event the Leased Premises cannot be used for such purposes or for any reason may not be used for such purposes during the Lease Term.

    C.  By taking possession hereunder, on the Lease Commencement Date Tenant
                                       -------------------------------
shall have acknowledged that it has examined the Leased Premises and accepts the same as being in the condition called for by this lease.

3.  RENT
    ----

    A. Tenant covenants and agrees to pay to Landlord during the term of this lease (at the placed specified for notice in paragraph 29 below) the Base Rent without deduction or set off, payable for the convenience of Tenant each month, in advance on the first day of each calendar month. Tenant also covenants and agrees to pay to Landlord the Additional Rent as described in paragraph 3C below. (Base Rent and Additional Rent, together with other amounts which may be payable by Tenant to Landlord under this lease shall sometimes be referred to collectively as "Rent"). Rent for any fractional calendar month, at the beginning or end of the term, shall be that proportion of the monthly installment which the number of days during such month bears to the total number of days in the month. Rent not paid within 10 days of when due shall be subject
                                    ------------------               ----------
to a 5% late penalty and begin to bear interest on the date when due, after
-------------------------                                             -----
applicable grace periods, at a rate of 3% over Wall Street Journal Prime per
--------------------------             -------------------------------------
annum or the lawful penalty interest allowed in Maryland, whichever is lower.
------

   B. (i) For purposes of this lease, "lease year" shall mean each successive twelve consecutive month period, beginning from January 1 of the year following
                                                -------------------------------
commencement. All Operating Costs will be prorated during the commencement year
-------------------------------------------------------------------------------
from the commencement date until December 31.
---------------------------------------------

   C. (i) In addition to the Base Rent, the Tenant shall pay Tenant's Prorata Share of Building Operating Costs. Building Operating Costs shall be all expenses relating to the Building including, but not limited to, real estate taxes, sales, franchise, business, corporation or any other taxes (except income taxes) based on rents, Landlord's insurance (as defined in paragraph 7 below), utilities not separately metered to individual tenants, maintenance, except where otherwise provided, repairs, operating supplies, building services, snow removal, landscaping, litter removal, tools, materials, labor for management and maintenance, re-surfacing, re-painting and re-striping of parking areas, car stops and security. They will not include monies spent for legal services, tax accounting, interest, depreciation, executive salaries or expenditures of a capital nature (except to the extent that such expenses otherwise cause a reduction of the Building Operating Costs without a reduction of services; in such case, that part of the capital expense attributable to the lease year under good accounting practices shall be included in the Building Operating Costs).

     (ii) In addition to the Base Rent, the Tenant shall also pay Tenant's Prorata Share of Project Operating Costs. Project Operating Costs shall include all expenses relating to that part of the Project which has been improved with buildings owned by Landlord and for which services are rendered which are shared in common with the Building (but not relating to the Building, other buildings or vacant land in the Project) including, but not limited to, maintenance, repairs, operating supplies, property management and servicing, snow removal, landscaping and security. They will not include monies spent for legal services, tax accounting, interest, depreciation, executive salaries or expenditures of a capital nature (except to the extent that such expenses otherwise cause a reduction of the Operating Costs without a reduction of services; in such case, that part of the capital expense attributable to the lease year under good accounting practices shall be included in the Operating Costs). (Tenant's Share of Building and Project Operating Costs will sometimes be referred to herein as "Additional Rent").

   D. Tenant shall pay monthly, in addition to the Base Rent, Tenant's Estimated Share of Operating Costs which shall represent Landlord's best estimate as to the amount of Tenant's Prorata Share of Building and Project Operating Costs. Exhibit D attached hereto sets forth Landlord's estimate of the Operating Costs. THE INFORMATION SET FORTH IN EXHIBIT D SHALL NOT BE BINDING UPON LANDLORD AND SHALL IN NO WAY LIMIT TENANT'S OBLIGATION TO PAY ADDITIONAL RENT AS DESCRIBED ABOVE. Annually or from time to time but not more frequently than annually,
                                     -------------------------------------
after assessing past actual and estimated operating cost data, the Landlord may adjust the monthly operating cost payment provided for herein upward or downward to reflect more accurately anticipated monthly costs. All payments due at least 20 days after the revision notice shall be made at the new rate.

   As of the close of each calendar year, Landlord shall compute the actual cost of operating the Building and the Project for the previous twelve-month period
                 ----------------
(if the Building has been operating for less than twelve months, the cost of operating the Building for a year shall be determined by dividing the actual operating costs by the number of days of actual operation and multiplying by
365). Landlord shall deliver to Tenant notice of such cost and the amount due, if any, from Tenant no later than April 15 of the year immediately subsequent to the year to which such costs relate. Tenant shall reimburse Landlord within 30 days after notice of any deficiency between estimated operating costs paid and actual costs incurred. In the event of overpayment by Tenant, the Landlord shall apply the excess to the next successive installments of Rent due hereunder unless there are no further rent payments due from Tenant, in which case Landlord shall pay such excess to Tenant within 30 days of notice.

Landlord shall, upon Tenant's request, deliver to Tenant a written accounting showing how Operating Costs were calculated for the Building and/or Project.
                                                             ----------------
Any statement of actual Operating Costs provided by Landlord to Tenant pursuant
-------------------------------------------------------------------------------
to 3.D above shall be prepared in accordance with generally accepted accounting
-------------------------------------------------------------------------------
principles, detailing the Operating Costs for the calendar year.  Such statement
--------------------------------------------------------------------------------
shall detail Landlord's expenses pursuant to this Lease and shall be accompanied
--------------------------------------------------------------------------------
by a written statement executed by a financial officer of Landlord stating that
-------------------------------------------------------------------------------
the calculations on all statements have been completed inn accordance with the
------------------------------------------------------------------------------
requirements of this Lease. Tenant shall have the right, to be exercised by
---------------------------------------------------------------------------
notice to Landlord within sixty days after receipt of the foregoing statement,
------------------------------------------------------------------------------
and completed within sixty days thereafter, either itself or with the assistance
--------------------------------------------------------------------------------
of accountants or other consultants, to audit and/or inspect Landlord's books
-----------------------------------------------------------------------------
and records pertaining to Operating Costs for such calendar year. If there has
------------------------------------------------------------------------------
been an error in Landlord's statement (as determined by the mutual agreement of
-------------------------------------------------------------------------------
the parties or a final judicial order of a court having proper jurisdiction
---------------------------------------------------------------------------
thereof), then Landlord shall return to Tenant the amount of any overpayment
----------------------------------------------------------------------------
together with interest thereon from the date of payment to the date of return at
--------------------------------------------------------------------------------
the rate of ten percent (10%) per annum. If Tenant's audit and/or inspection
--------------------------------- ------------------------------------------
proves that Landord's calculation of Tenant's share of Operating Costs for any
------------------------------------------------------------------------------
audit and/or inspection for any calendar year was overstated by more than five
------------------------------------------------------------------------------
percent (5%) for such calendar year, then Landlord shall pay Tenant's reasonable
--------------------------------------------------------------------------------
audit and/or inspection fees applicable thereto.  In no event shall Tenant's
----------------------------------------------------------------------------
share of Operating Costs for any calendar year, when added to the total amount
------------------------------------------------------------------------------
of Operating Costs passed through to all tenants of the Building exceed the
---------------------------------------------------------------------------
total actual Operating Costs incurred by Landlord for such calendar year.
-------------------------------------------------------------------------

4. SECURITY DEPOSIT
   ----------------

   Tenant shall, pursuant to Paragraph I on Page 1, pay to Landlord the Deposit
          =============================================
as security for performance of Tenant's obligations.  Within thirty (30) days
                                                      -----------------------
after the expiration of the Term if Tenant is not in default under the Lease,
-----------------------------------------------------------------------------
Landlord shall return the Security Deposit less any portion thereof which has
-----------------------------------------------------------------------------
been applied or retained to cure any default or damage to the property.
----------------------------------------------------------------------
Landlord may, but is not obligated to, apply a portion of the deposit to cure any default hereunder and Tenant on notice shall replenish the amount necessary to provide the full deposit.

5. UTILITIES
   ---------

   Tenant shall be solely responsible for and promptly pay all charges for heat, gas, electricity and other utilities used or consumed and metered on the Demised Premises. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall such interruption or curtailment constitute a constructive eviction or grounds for rental abatement (except to the extent Landlord may receive proceeds from rent abatement insurance for the Demised Premises) in whole or in part.

6.  BUILDING SERVICES
    -----------------

    Landlord agrees to maintain all parking and exterior areas, which maintenance shall include lighting, gardening, cleaning, sweeping and painting. Landlord shall maintain and repair the exterior of the Building, its structural portions and the roof. All work performed by or on behalf of Landlord shall be
                       -------------------------------------------------------
conducted in a good and workmanlike manner.
-------------------------------------------

    Landlord shall not be liable in any event, nor shall Rent be abated, because of interruption of Building Services for causes beyond Landlord's reasonable
                                     ---------------------------------------
control.  If Building Services are interrupted for more than seven (7)
----------------------------------------------------------------------
consecutive days and Tenant is unable to conduct business from Premises, Rent
-----------------------------------------------------------------------------
shall abate until service is restored. If said interruption is caused by
---------------------------------------=================================
Landlord and reasonably within Landlord's control and Landlord doesn't commence
===============================================================================
actions to address the problem within 30 days, Tenant may take steps to rectify
===============================================================================
the problem at Landlord's expense.
=================================

USE OF LEASED PREMISES Tenant agrees to:
----------------------------------------

     a. Compliance with Laws: At Tenant's expense, comply with the provisions of
        ------------------------------------------------------------------------
        all recorded convenants, conditions and restrictions and all building,
        ----------------------------------------------------------------------
        zoning, fire and other governmental laws, ordinances, regulations or
        --------------------------------------------------------------------
        rules now in force or which may hereafter be in force relating to
        -----------------------------------------------------------------
        Tenant's use and occupancy of the Leased Premises, the Building, or the
        -----------------------------------------------------------------------
        Project and all requirements of the carriers of insurance covering the
        ----------------------------------------------------------------------
        Project.
        -------

     b. Nuisances or Waste: Not do or permit anything to be done in or about the
        ------------------------------------------------------------------------
        Leased Premises, or bring or keep anything in the Leased Premises that
        ----------------------------------------------------------------------
        may increase Landlord's fire and extended coverage insurance premium,
        ---------------------------------------------------------------------
        damage the Building or the Project, constitute waste, constitute an
        -------------------------------------------------------------------
        immoral purpose, or be in a nuisance, public or private, or menace or
        ---------------------------------------------------------------------
        other disturbance to tenants of adjoining premises or anyone else.
        ------------------------------------------------------------------

     c. Hazardous Substances: (i) comply with all Environmental Laws; (ii) not
        ----------------------------------------------------------------------
        cause or permit any Hazardous Materials to be treated, stored, disposed
        -----------------------------------------------------------------------
        of, generated, or used in the Leased Premises or the Project, provided,
        -----------------------------------------------------------------------
        however, that Tenant may store, use or dispose of products customarily
        ----------------------------------------------------------------------
        used in businesses such as Tenant's in connection with the operation and
        ------------------------------------------------------------------------
        maintenance of property if Tenant complies with all Environmental Laws
        ----------------------------------------------------------------------
        and does not contaminate the Leased Premises, Project or environment;
        ---------------------------------------------------------------------
        (iii) promptly after receipt, deliver to Landlord any communication
        -------------------------------------------------------------------
        concerning any past or present, actual or potential violation of
        ----------------------------------------------------------------
        Environmental Laws, or liability of either party for Environmental
        ------------------------------------------------------------------
        Damages. Environmental Laws mean all applicable present and future
        ------------------------------------------------------------------
        statutes, regulations, rules, ordinances, codes, permits or orders of
        ---------------------------------------------------------------------
        all governmental agencies, departments, commissions, boards, bureaus, or
        ------------------------------------------------------------------------
        instrumentalities of the United States, states and their political
        ------------------------------------------------------------------
        subdivisions and all applicable judicial, administrative and regulatory
        -----------------------------------------------------------------------
        decrees and judgements relating to the protection of public health or
        ---------------------------------------------------------------------
        safety or of the environment. Hazardous Materials include substances (i)
        ------------------------------------------------------------------------
        which require remediation under any Environmental Laws; or (ii) which
        ---------------------------------------------------------------------
        are or become defined as a "hazardous waste", "hazardous substance",
        --------------------------------------------------------------------
        pollutant or contaminant under any Environmental Laws; or (iii) which
        --------------------------------------------------------------------
        are toxic, explosive, corrosive, flammable, infectious, radioactive,
        --------------------------------------------------------------------
        carcinogenic or mutagenic; or (iv) which contain petroleum hydrocarbons,
        --------------------------------------------------------------------
        polychlorinated biphenyls, asbestos, asbestos containing materials or
        --------------------------------------------------------------------
        urea formaldehyde.
        ------------------

7. INSURANCE: INDEMNITY
   --------------------

   A. Landlord shall secure and maintain throughout the term of this lease insurance (the cost of which shall be a Building Operating Cost) in amounts and form within Landlord's sole discretion as customarily carried by landlord's of
     -------------------------------------------------------------------------
buildings and projects similar to the Building and Project in the Washington
----------------------------------------------------------------------------
Metropolitan area:
------------------

       1) Fire insurance with extended coverage endorsements attached in the amount of the full insurable value of the Building (with any deductible
                                                                --------------
       being the responsibility of Landlord);
       -------------------------------------

       2) Comprehensive Public Liability Insurance (including bodily injury and property damage insurance) for the Project (not including the Leased Premises or other tenant occupied space);

       3) Rental Abatement Insurance against abatement of loss of rent in case of fire or other casualty.

     4) Landlord may, but is not obligated to, purchase such other insurance customarily purchased, from time to time, by first class office building owners and managers in the Washington area and treat the cost thereof as a Building Operating CostMegan JohnstonFinancial Printing Group4) Landlord may, but is not obligated to, purchase such other insurance customarily purchased, from time to time, by first class office building owners and managers in the Washington area and treat the cost thereof as a Building Operating Cost. Landlord may charge Tenant with any excess cost of the insurance described in this subparagraph due to the particular use of the Leased Premises by Tenant.

     B. Tenant shall, at its own expense, procure and maintain throughout the term of this lease:

     1) Comprehensive Public Liability Insurance (with any deductible being the responsibility of Tenant) insuring Tenant's activities with respect to the Leased Premises against loss, damage or liability for personal injury or death, Lessor's damage to property or commercial loss occurring on or about the Leased Premises, in amounts no less than:

        (a) $1,000,000 with respect to personal injury or death to any one person;

        (b) $5,000,000 with respect to personal injury or death arising out of any one occurrence.

        (c) $1,000,000 with respect to property damage arising out of any one occurrence.

     2) Workmen's Compensation Insurance in at least the statutory amounts with respect to any work or other operation in or about the Leased Premises.

     Landlord and Landlord's mortgagee shall be named as an additional insured under such insurance and such insurance shall be primary and non-contributing with any insurance carried by the Landlord. The liability insurance policy shall contain endorsements requiring 30 days' notice to Landlord prior to any cancellation or any reduction in amount of coverage. Tenant shall deliver to Landlord as a condition precedent to its taking occupancy of the Leased Premises (but not to its obligation to pay rent) a certificate or certificates evidencing such insurance. Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for injury to Tenant, its agents, employees, invitees, or third persons in or about the Leased Premises from any cause arising at any time except the negligence or willful misconduct of Landlord, its agents, employees or invitees.

     C. Tenant shall indemnify and hold Landlord harmless from and against all demands, suits, fines, liabilities, losses, damages, costs and expenses (including legal expenses) which Landlord may incur or become liable for as a result of any breach by Tenant, its agents, employees, officers, contractors, invitees or licensees of the terms or covenants of this lease or any other of the acts or omissions of Tenant, its agents, employees, officers, contractors, invitees or licensees.

     Landlord shall indemnify and hold Tenant harmless from and against all
     ----------------------------------------------------------------------
demands, suits, fines, liabilities, losses, damages, costs and expenses
-----------------------------------------------------------------------
(including legal expenses) which Tenant may incur or become liable for as a
---------------------------------------------------------------------------
result of any negligent act of Landlord, its agents, employees, officers,
-------------------------------------------------------------------------
contractors, invitees or licensees.
-----------------------------------

8.   WAIVER OF SUBROGATION

     Each party releases the other party from liability for any loss or damage
     -------------------------------------------------------------------------
to the Building, Leased Premises or tangible personal property, or any resulting
--------------------------------------------------------------------------------
loss of income, or loss under worker's compensation laws and benefits,
----------------------------------------------------------------------
notwithstanding that such loss, damage or liability may arise out of the
------------------------------------------------------------------------
negligent or intentionally tortious act or omission of the other party or its
-----------------------------------------------------------------------------
agents, if such loss or damage is covered by insurance benefiting the party
---------------------------------------------------------------------------
suffering such loss or damage or was required to be covered by insurance
------------------------------------------------------------------------
pursuant to this Lease. Each party shall have a waiver of subrogation clause
----------------------------------------------------------------------------
included in its policies (providing such waiver shall not impair the
--------------------------------------------------------------------
effectiveness of such policy or the insured's ability to recover thereunder) and
--------------------------------------------------------------------------------
shall promptly notify the other in writing if such clause cannot be included in
-------------------------------------------------------------------------------
any such policy. If such waiver of subrogation clause shall not be available in
-------------------------------------------------------------------------------
both Landlord's and Tenant's policies, then the foregoing waiver of right of
----------------------------------------------------------------------------
recovery shall be void.
-----------------------

9.   REPAIRS
     -------

     Subject to Landlord's duty to provide the Building Services, Tenant agrees to maintain in a neat, clean and sanitary condition and keep in good repair, the interior of the Leased Premises. Such maintenance and repair shall be at the sole cost of Tenant and shall include but not be limited to the maintenance and repair of floor coverings, ceilings and walls, front and rear doors, and all glass on the Leased Premises. Tenant shall within thirty (30) days after taking occupancy of the Leased Premises, have in force a service contract or contracts for the Heating, Ventilating and/or Air Conditioning equipment serving the premises and shall provide the Landlord with a copy of said contract or contracts. Exhibit E ("HVAC Equipment") outlines the minimum scope of service to
                     ------------------
be provided. Landlord represents and warrants that the HVAC Equipment is in good
             -------------------------------------------------------------------
working order as of the Commencement Date and of sufficient capacity to service
-------------------------------------------------------------------------------
the Premises, Landlord shall be responsible for replacement of HVAC Equipment
-----------------------------------------------------------------------------
only if Tenant has properly maintained and serviced said HVAC Equipment. If
------------------------------------------------------------------------
Tenant fails to maintain or keep the Leased Premises in good repair and such failure continues for 5 business days after written notice from Landlord and
                        --------                                         ---
Tenant has not commenced to effectuate such repair within said 5 business days,
------------------------------------------------------------------------------
Landlord may perform any such required maintenance and repairs and the cost thereof shall be Additional Rent payable by Tenant within 10 days of receipt of an invoice from Landlord.

10.  TENANT'S PROPERTY
     -----------------

     Furnishings, trade fixtures, and equipment installed by Tenant shall be the property of Tenant subject to paragraph 24. On termination of the lease, if Tenant is not in default, Tenant may remove any such property and shall remove any such property if directed by Landlord. Tenant shall repair the Leased Premises to the same condition as when the Lease Term commenced, ordinary wear and tear excepted, or reimburse Landlord for the cost of so repairing the Leased Premises. If Tenant fails to remove such property as required under this lease, Landlord may do so and Landlord shall not be liable for any loss or damage to the property of Tenant which may occur during Landlord's removal thereof.

11.  IMPROVEMENTS AND ALTERATIONS BY TENANT
     --------------------------------------

Without Landlord's prior written approval which approval shall not be
                                          ---------------------------
unreasonably withheld nor shall Landlord's response to such request be delayed
------------------------------------------------------------------------------
beyond 30 days from receipt thereof, Tenant may not make such additional
------------------------------------
improvements or alterations to the Leased Premises which it may deem necessary or desirable other than non-structural or cosmetic alterations or improvements.
                        -------------------------------------------------------
Any such improvements or alterations by Tenant shall be done, at Tenant's expense, by a licensed contractor reasonably approved by Landlord in conformity
                                  ----------
with plans and specifications approved by Landlord. If requested by Landlord, Tenant will post a bond or other security satisfactory to Landlord to protect Landlord against liens arising from work performed for Tenant. All work performed shall be done in a good and workmanlike manner and with materials (where not specifically described in the specifications) of the quality and appearance comparable to those in the Building, and shall become the property of the Landlord.

12.  CASUALTY
     --------

     If the Leased Premises or the Building are destroyed or damaged by fire, earthquake or other casualty to the extent that they are untenantable in whole or in part, then Landlord may, at Landlord's option, proceed with reasonable diligence to rebuild and restore the Leased Premises or such part thereof as may be destroyed or damaged, provided that within thirty days after such damage or destruction Landlord shall in writing notify Tenant of Landlord's intention to do so, and from the date of casualty during the period of such rebuilding and
           --------------------------
restoration, the Rent shall be abated in the same ratio as the square footage in the portion of the Leased Premises rendered untenantable shall bear to the total square footage in the Leased Premises. If Landlord shall reasonably determine that such destruction or damage cannot be repaired within 180 days from the date of notice, it shall so notify Tenant within thirty days. In such event, either Landlord or Tenant may within 20 days after such notice, terminate this Lease. If neither party terminates the Lease during that 20 days period, this lease shall remain in effect and Landlord shall diligently proceed to repair or reconstruct the Leased Premises and Rent shall abate as set forth above.

13.  ASSIGNMENT, LETTING AND SUBLETTING
     ----------------------------------

     A. Tenant, its legal representative and successors in interest shall not, directly or indirectly, mortgage, pledge, assign, let or sublet or permit the mortgaging, pledging, assigning, letting or subletting of this lease, or any part thereof, or permit any part of or all of the Leased Premises to be used or occupied by another, without first obtaining the written consent of Landlord which approval shall not be unreasonably withheld or conditioned nor shall
--------------------------------------------------------------------------
Landlord's response to such request be delayed beyond 30 days from receipt
--------------------------------------------------------------------------
thereof.  If Tenant is a corporation, any transfer of this lease from Tenant by
-------
merger, consolidation, reorganization or liquidation or any change in the ownership, or power to vote the 51% majority of the outstanding voting stock of
                                ---
Tenant shall constitute an assignment for the purposes of this paragraph. The
                                                                          ---
previous sentence shall not apply, however, if at the time of execution of this
-------------------------------------------------------------------------------
Lease Tenant is a publicly held corporation whose shares of stock are listed on
-------------------------------------------------------------------------------
a recognized security exchange or over-the-counter market.  Notwithstanding any
-------------------------------------------------------------------------------
of the foregoing, an assignment of this Lease or a sublease of any or all of the
--------------------------------------------------------------------------------
Leased Premises by Tenant to an affiliate of Tenant shall be expressly permitted
--------------------------------------------------------------------------------
provided that notice of the assignment is given to Landlord and Tenant remains
------------------------------------------------------------------------------
liable under the Lease. For purposes of this provision, an "affiliate" is any
-----------------------------------------------------------------------------
person or entity which controls Tenant, is controlled by Tenant or is under
---------------------------------------------------------------------------
common control with Tenant.  In addition, Tenant may freely assign this Lease to
--------------------------------------------------------------------------------
any person or entity that acquires Tenant's business as a going concern or to
-----------------------------------------------------------------------------
any entity that survives a merger or consolidation involving Tenant as long as
------------------------------------------------------------------------------
the surviving entity has a net worth equivalent to or greater than Tenant had
-----------------------------------------------------------------------------
one year prior thereto as evidenced by audited financial statements.  Any such
---------------------------------------------------------------------
assignment made without Landlord's approval shall be voidable by Landlord. Any approval by Landlord, unless specifically stated therein, shall not relieve Tenant from its obligations under this lease.

     B. In addition to any other reasonable bases, Landlord shall be deemed to be reasonably withholding its consent to any such assignments, letting or subletting, if such assignment, letting or subletting would result in the assignment, leasing or subleasing of,

         (i) the Leased Premises to any party, business or lessee who proposes to conduct a business therein which is not in conformance with the provisions of paragraph 2 hereof; or

         (ii) the Leased Premises to a party whose financial condition and credit rating in Landlord's sole but reasonable judgment is not equal to or
                                    --------------
   better than that of Tenant's; or

         (iii) the Leased Premises to a party whose business is of a character which does not in Landlord's sole but reasonable opinion comport with the
                                     ---------------
   character of the Building.

     C.  One-half of any rent (net of Tenant's costs of such subletting or
                               -------------------------------------------
assignment) in excess of the Rent reserved hereunder which is received by Tenant
----------
pursuant to an assignment, letting or subletting shall be remitted to Landlord within 10 days of receipt by Tenant (for purposes of this subparagraph 13.C., all money in whatever form received by Tenant from any third party pursuant to an assignment, letting or subletting shall be deemed to be rent).

     D.  Tenant shall notify Landlord in writing of any proposed assignment or
     -------------------------------------------------------------------------
sublease at least thirty (30) days prior to the effective date of such proposed
-------------------------------------------------------------------------------
sublease or assignment.  The notice to Landlord shall include a copy of the
---------------------------------------------------------------------------
proposed sublease or assignment.  The notice to Landlord shall include a copy of
--------------------------------------------------------------------------------
the proposed assignment or sublease.  Landlord shall respond in writing to
--------------------------------------------------------------------------
tenant's notice within twenty (20) days of the date of such notice.  Landlord's
-------------------------------------------------------------------------------
failure to respond with such time shall be deemed to mean that Landlord consents
--------------------------------------------------------------------------------
to the proposed sublease or assignment.  During said 20 days, Landlord may elect
--------------------------------------   -----------
(by notifying Tenant in writing) to cancel this lease as to that part of the Leased Premises subject to the proposed assignment, letting or subletting, and this lease shall cease as to that part of the Leased Premises on the data which the proposed assignment, letting or subletting was to be effective, with a
                                                                    ------
corresponding adjustment in Rent.
---------------------------------

14.  LIENS AND INSOLVENCY
     --------------------

     Tenant shall keep the Leased Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. If at any time a lien or encumbrance is filed against the Leased Premises or the Building as a result of Tenant's failure to satisfy same, Tenant shall promptly pay and discharge said lien or encumbrance, and if said
                      -------
lien or encumbrance has not been removed within thirty days from the date it is filed or recorded against the Leased Premises of the Building, Tenant agrees it will post a bond to discharge the same. In the event Tenant becomes insolvent,
     ---------------------------------
voluntarily or involuntarily bankrupt, or if a receiver, assignee or other liquidating officer is appointed for the business or property of the Tenant, then the Landlord shall have the right and option to terminate this lease at any time by notice to Tenant.

15.  RELOCATION
     ----------


16.  CONDEMNATION
     ------------

     If the whole or any part of the Leased Premises shall be taken under power of eminent domain or like power, or sold under imminent threat thereof to any public authority or private entity having such power, this agreement shall terminate as to the part of the Leased Premises so taken or sold, effective as of the date possession is required to be delivered to such authority or entity. Rent for the remaining term shall be reduced in the proportion that the total square footage of the Leased Premises is reduced by the taking. If a partial taking or sale (i) substantially reduces the area of the Leased Premises resulting in a substantial inability of Tenant to use the Leased Premises for Tenant's business purposes, or (ii) renders the Building commercially unviable to Landlord (in Landlord's sole but reasonable judgment), Tenant in the case of
                                --------------
(i) and Landlord in the case of (ii) may terminate this agreement by notice to the other party within 30 days after the terminating party receives a written notice of the portion to be taken or sold, to be effective 180 days thereafter or when the portion is taken or sold whichever is sooner. All condemnation awards and similar payments shall be paid and belong to Landlord, except any amounts awarded or paid specifically for Tenant's trade fixtures, business
                                                                  --------
damages and relocation costs, provided such awards do not reduce Landlord's
-------
award.

17.  OCCUPANCY: LEASE COMMENCEMENT DATE
     ----------------------------------

     The Leased Premises shall be ready for occupancy on such date that the Improvements are completed substantially in accordance with the terms of paragraph 18.A. below, subject only to punchlist items which will not materially
                                       ---------
affect the use of the Leased Premises by Tenant for the purposes for which they are intended and latent defects. If the Leased Premises are not ready for
             ------------------
occupancy by the Scheduled Lease Commencement Date (as set forth in subparagraph 1.D, above) then the Lease Commencement Date shall be adjusted to be the earlier
                                                                     -----------
of that date 10 days after Landlord shall notify Tenant that the Leased Premises are ready for occupancy (subject to the provisions which follow) or the date
                                                                 -----------
which Tenant operates its business from the Leased Premises, if sooner.
----------------------------------------------------------------------

     If Landlord fails to cause the Leased Premises or any portion thereof to be ready for occupancy at the time of the Scheduled Lease Commencement Date, (i) neither Landlord nor Landlord's agents shall be liable for any damage, loss, liability or expense caused thereby, nor (ii) shall this lease become void or voidable (unless such inability continues for more than 180 days, in which case Tenant may, upon 20 days' written notice to Landlord, terminate this lease).

18.  CONSTRUCTION CONDITIONS
     -----------------------

     With respect to construction of the improvements described in Exhibit A and
                                                                             ---
Schedule 3, attached hereto and made a part hereof ("Improvements"), it is
------------
agreed that:

     A.  Landlord shall construct the Improvements described in Exhibit A and
                                                                          ---
   Schedule 3.
   -----------

     B. Landlord makes no representations or warranties as to the sufficiency of the Construction Documents to meet requirements of Tenant's business. Landlord
    ----------------------                                            --------
warrants and represents that the Construction Documents shall be prepared in
----------------------------------------------------------------------------
accordance with all applicable laws and building codes including the Americans
------------------------------------------------------------------------------
with Disability Act. Prior to or during Landlord's construction activities, the
--------------------
parties may agree upon changes in the plans and specifications. If any change required by Tenant in the plans or specifications increases the cost of work or
------------------
materials or the time required for completion of construction, tenant shall reimburse Landlord for such increase in costs which exceeds the allowance at the
                                              ---------------------------
time the increased cost is incurred and shall reimburse Landlord for any loss in rent at the time the rent would have become due.

     C. Landlord shall bear the risk of loss to the Improvements until the term of the lease commences, but has no obligation to insure against such losses.

     D. Tenant may inspect the property from time to time but neither Tenant nor its agent shall exercise any control over the persons performing construction activities on the Project or Improvements.

     E. It is understood and agreed that the Improvements to be made to portions
        ------------------------------------------------------------------------
of the Leased Premises currently occupied by Tenant will occur during both
--------------------------------------------------------------------------
working and non-working hours and that a reasonable amount of disruption is
---------------------------------------------------------------------------
unavoidable. Tenant shall notify all of its employees of the proposed
---------------------------------------------------------------------
construction schedule and pending construction activities. As much of the work
------------------------------------------------------------------------------
as possible will be performed on weekends or after 4:00 PM and prior to 7:00 AM.
-------------------------------------------------------------------------------
New construction will occur during weekends and normal business hours.
----------------------------------------------------------------------
     F. Tenant, its employees, contractors, agent and invitees shall not have any claim against Landlord for any personal injury or property damage arising during or from construction activities unless caused by the negligence or
                                       ----------------------------------
willful misconduct of Landlord, its contractors, agents or employees.
---------------------------------------------------------------------

19.  RULES AND REGULATIONS
     ---------------------

     Tenant covenants that Tenant and its agents, employees, invitees, or those claiming under Tenant will at all times observe, perform and abide by all the general rules and regulations promulgated by Landlord from time to time.

Landlord shall enforce the rules and regulations against all tenants of the
---------------------------------------------------------------------------
Building or Project, as applicable in a non-discriminatory manner.
------------------------------------------------------------------

20.  PARKING
     -------

     Tenant and its employees and invitees shall have the exclusive right to use at no charge throughout the Lease Term the Authorized Number of Parking Spaces
---------------------------------------
designated by Landlord pursuant to the rules and regulations relating to parking adopted by Landlord from time to time. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its absolute discretion to assign to any tenant specific parking spaces for its exclusive use (provided such assignment does not materially limit the number of spaces available for Tenant's use). Landlord may, at its own discretion, change the location and nature of the parking spaces available to Tenant, its employees and invitees, provided that after such change, there shall be available to Tenant and its employees and invitees approximately the same number of spaces as available before the change and provided further that during such relocation,
                            -------------------------------------------------
Tenant has access to and use of the parking facilities.
-------------------------------------------------------

21.  ACCESS
     ------

     Tenant shall permit Landlord to enter the Leased Premises upon 24 Hours
                                                               -----========
advance notice at reasonable times for the purpose of inspecting, altering and
---------------
repairing the Leased Premises and ascertaining compliance by Tenant with the provisions of this lease. Landlord may also show the Leased Premises to prospective purchasers or renters at reasonable times and upon reasonable notice within the last six months of the Lease Term, provided that Landlord shall not
----------------------------------------------
unreasonably interfere with Tenant's business operations.

22.  SIGNS
     -----

     All signs and symbols placed in the doors or windows or elsewhere about the Leased Premises, or upon any other part of the Building, including building directories, shall be subject to the approval of the Landlord provided however
                                                              ----------------
that Landlord's response to such request by Tenant not to be delayed for more
-----------------------------------------------------------------------------
than 30 days from receipt thereof.  Any signs or symbols which have been placed
----------------------------------
without approval may be removed by Landlord. Upon termination of tenancy, all signs installed shall be removed and any damage resulting therefrom shall be promptly repaired. Subject to Landlord's approval of design, size, color and
                    =========================================================
location, Tenant shall have the right to erect a free standing pedestal sign in
===============================================================================
front of the Premises at 5000 Philadelphia Way.
==============================================-

23.  TENANT'S DEFAULT
     ----------------

     It shall be an "Event of Default" if (i) Tenant shall fail to pay when due any monthly installment of Rent or any other charge or payment required of Tenant hereunder (although no legal or formal demand has been made therefor)

except that Tenant may be up to five days late with said payment no more than
-----------------------------------------------------------------------------
three (3) times in any twelve consecutive monthly period without an event of
----------------------------------------------------------------------------
default occurring; (ii) Tenant shall violate or fail to perform any of the other
-------------------
conditions, covenants or agreements herein made by Tenant, and such violation or failure shall continue for a period of thirty days after written notice thereof
                                       ------
to Tenant by Landlord; (iii) tenant shall make a general assignment for the benefit of its creditors or shall file a petition for bankruptcy or other reorganization, liquidation, dissolution or similar relief; (iv) a proceeding is filed against Tenant seeking any relief mentioned in (iii) above which is not
                                                                 ------------
dismissed within sixty (60) days; (v) a trustee, receiver or liquidator shall be
---------------------------------
appointed for Tenant or a substantial part of its property; (vi) Tenant shall vacate or abandon the Leased Premises (an absence of substantial activity by Tenant in the Leased Premises for more than 7 days to constitute such abandonment) without paying Rent; or (vii) Tenant shall mortgage, assign or
             --------------------
otherwise encumber its leasehold interest. If an Event of Default occurs, this lease shall, at the option of Landlord, cease and terminate and shall operate as a notice to quit any notice to quit, or of Landlord's intention to re-enter, being hereby expressly waived and Landlord may proceed to recover possession under and by virtue of the provisions of the laws of Maryland, or by such other proceedings, including re-entry and possession, as may be applicable. If Landlord elects to terminate this lease, the obligations herein contained on the part of Landlord to be performed shall cease without prejudice, subject however, to the right of Landlord to recover from Tenant all rental and other charges accrued up to the time of termination or recovery to possession by Landlord, whichever is later. Should this lease be terminated before the expiration of the term of this lease by reason of an Event of Default, the Leased Premises may be relet by Landlord, for such rent and upon such terms as Landlord is able to obtain, and, if the full Rent shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation, the deficiency in Rent, reasonable attorneys' fees, other collection costs and all expenses (including leasing fees) of placing the Leased Premises in first class rentable condition. Landlord shall use commercially reasonable efforts to relet
                     -----------------------------------------------------------
the Premises.  Any damage or loss sustained by Landlord may be recovered by
------------
Landlord, at Landlord's option, (i) at the time of the reletting, (ii) in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, (iii) be deferred until the expiration of the term of this lease, in which event the cause of action shall not be deemed to have accrued until the date of expiration of said term, (iv) if Landlord is unable to find a new tenant for the Leased

Premises within sixty days from termination of the lease, Tenant shall immediately pay Landlord the present value (discounted at 10%) of all the Base Rent due for the remainder of the Term (as if there had been no termination for cause) as liquidated damages subject, however, to applicable law. The amount
                             -----------------------------------------------
paid by Tenant will be offset by 50% of the present value of any Base Rent
---------------------------------------------------------------------------
Landlord ultimately receives from any new tenant who is in occupancy during any
-------------------------------------------------------------------------------
remaining portion of this Lease Term less all costs allocable to securing and
-------------------------------------========================================
putting a new tenant in the Premises. The provisions contained in this paragraph
====================================
shall be in addition to and shall not prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired term of this lease. All rights and remedies of Landlord under this lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord under applicable law.

24.  REMOVAL OF PROPERTY
     -------------------

     If, upon default by Tenant or termination of this lease, Landlord shall enter or take possession of, the Leased Premises, Landlord shall have the right, but not the obligation, to remove from the Leased Premises all personal property, fixtures, furnishings and other property located therein and owned by
                                                                   ------------
Tenant, and to store such property in any place selected by Landlord, including
------
but not limited to a public warehouse, at the expense and risk of the owners thereof, with the right to sell such stored property in accordance with law at a
                                                     ---------------------------
public sale conducted on a commercially reasonable basis, upon ten days advanced
--------------------------------------------------------------------------------
written notice to Tenant, after it has been stored for a period of thirty days
-------
or more. At any time prior to sale that falls within the applicable cure periods
         -----------------------------------------------------------------------
under Paragraph 23, Tenant has the right to cure such default and retain its
----------------------------------------------------------------------------
property by paying Landlord for storage and removal of such property and any
---------------------------------------------------------------------=======
other costs reasonably attributable to Tenant's default. The proceeds of such
=======================================================
sale shall be applied first to the cost of such sale, second to the payment of the charges for storage, if any, and third to the payment of any other sums of money which may then be due from Tenant to Landlord under any of the terms hereof, the balance, if any to be paid to Tenant.

25.  QUIET ENJOYMENT, INABILITY TO PERFORM
     -------------------------------------

     (a) If, and so long as, Tenant pays the Rent and keeps and performs each and every term, covenant and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the Leased Premises without hindrance or molestation by Landlord, subject to the terms, covenants and conditions of this lease and the Superior Instruments (as defined in paragraph 38 below).

     (b) This lease and the obligations of Tenant to pay rent and perform all of the terms, covenants and conditions on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord, due to Unavoidable Delay, is (a) unable to fulfill any of its obligations under this lease, or (b) unable to supply or delayed in supplying any service expressly or impliedly to be supplied, or (c) unable to make or delay in making any repairs, replacements, additions, alterations or decorations, or (d) unable to supply or delayed in supplying any equipment or fixtures. Landlord shall in each instance exercise reasonable diligence to effect performance when and as soon as possible. However, Landlord shall be under no obligation to pay overtime labor rates.

     "Unavoidable Delay" shall mean any and all delay beyond Landlord's reasonable control, including without limitation, a delay caused by Tenant, governmental restrictions, governmental regulations, controls, undue delays, order of civil military or naval authority, governmental preemption, strikes, labor disputes, lock-outs, shortage of labor or materials, inability to obtain materials or reasonable substitutes therefore, default of any building or construction contractor or subcontractor, Acts of God, fire, earthquake, floods, explosions, actions of the elements, extreme weather conditions, enemy action, civil commotion, riot or insurrection, fire or other unavoidable casualty, delays in obtaining governmental permits or approvals or any other cause beyond Landlord's reasonable control.

26.  HOLD OVER TENANCY
     -----------------

     If (without execution of a new lease or written extension) Tenant shall hold over after the expiration of the term of this lease, at Landlord's option, Tenant may be deemed to be occupying the Leased Premises as a tenant from month to month, which tenancy may be terminated as provided by law. During such tenancy, Tenant agrees to pay to Landlord 175% of the Rent Payable on the last
                                          ----
day of the term of this Lease, unless a different rate is agreed upon and to be bound by all of the terms covenants and conditions as herein specified, so far as applicable.

     If Landlord relets the Leased Premises to a new lessee and the term of such new lease commences during the period for which Tenant holds over, Landlord shall be entitled to recover from Tenant any and all costs, expenses, legal expenses, reasonable attorneys' fees, damages, loss of profits or any other
          -----------
costs incurred by Landlord as a result of Tenant's failure or inability to deliver possession of the Leased Premises to Landlord when required under this Lease.

27.  ATTORNEY'S FEES
     ---------------

     In the event either party requires the services of an attorney in connection with enforcing the terms of this lease or in the event suit is brought for the recovery of any Rent due under this lease or for the breach of any covenant or condition of this lease, or for the restitution of the Leased Premises to Landlord and/or eviction of Tenant during said term or after the expiration thereof, the party prevailing in any such legal action shall be entitled to an award for all legal costs and expenses, including but not limited to, a reasonable sum for attorney's fees.

28.  AMENDMENT
     ---------

     This lease is the entire agreement between the parties. This lease shall not be amended or modified except in writing signed by both parties. Failure to exercise any right in one or more instances shall not be construed as a waiver of the right to strict performance or as an amendment to this agreement.


29.  NOTICES
     -------

     All notices required by this lease shall be in writing and shall be effective when mailed by certified mail or delivered to Landlord at ASP
                                                                    ---
Washington, L.L.C, 3155 Noel Road, LB54, Suite 2300, Dallas, Texas 75240 Attn:
------------------------------------------------------------------------------
Asset Manager with a copy to: 4601 Forbes Boulevard, Suite 100, Lanham, Maryland
-------------
20706, Attn: Trammel Crow c/o Robert G. Depew & Associates, Inc. and to Tenant
             ---------------------------------------------------
at 5000-A Philadelphia Way, Lanham, Maryland 20706, or to such addresses as may
   -----------------------------------------------
hereafter be designated by either party by written notice.

30.  BINDING EFFECT
     --------------

     This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. It is understood and agreed that the terms "Landlord" and "Tenant" and verbs and pronouns in the singular number are uniformly used throughout this lease regardless of gender, number or fact of incorporation of the parties hereto.

31.  RIDERS AND ATTACHMENTS
     ----------------------

     The typewritten riders or supplemental provisions, if any, attached or added hereto are made a part of this lease by reference and the terms thereof shall control over any inconsistent provisions in the paragraphs of this instrument.

32.  LIMITATION OF LANDLORD'S LIABILITY
     ----------------------------------

     The obligations of Landlord under this lease do not constitute personal obligations of the individual partners, directors, officers, or shareholders of Landlord, and Tenant shall look solely to the real estate that is the subject of this lease the value of which is presently estimated to be in excess of 4
           --------------------------------------------------------------
million dollars and to no other assets of the Landlord for satisfaction of any
----------------
liability in respect of this lease and will not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for such satisfaction.

33.  LANDLORD'S RESERVED RIGHTS
     --------------------------

     Without notice and without liability to Tenant, Landlord shall have the right to:

     a. Change the name or street address of the Building, but only upon the
                                                           ------------------
     direction of a governmental agency having jurisdiction with the Project.
     ------------------------------------------------------------------------

     b. Install and maintain signs on the exterior of the Building so long as
                                                                   ----------
     the placement and visibility of Tenant's signs are not interfered with or
     -------------------------------------------------------------------------
     obstructed.
     -----------

     c. Make reasonable rules and regulations as, in the judgment of Landlord, may from time to time be needed for the safety of the tenants, the care and cleanliness of the Building and the preservation of good order therein. Tenant shall be notified in writing when each such rule and regulation is promulgated. Any such rules and regulations shall be uniformly enforced
                  ----------------------------------------------------------
     against all tenants.
     --------------------

     d. Grant utility easements or other easements to such parties, or re-plat, subdivide or make such other changes in the legal status of the Land underlying the Building, as Landlord shall deem necessary, provided such grant or changes do not substantially interfere with Tenant's use or occupancy of the Leased Premises as intended under this lease.

     e. Sell the Building or Project and assign this lease and the Deposit to the purchaser (and upon such assignment to be released from all of its obligations under this lease). Tenant agrees to attorn to such purchaser, or any other successor or assign of Landlord through foreclosure or deed of foreclosure or otherwise and to recognize such person as the Landlord under this lease.

34.  ESTOPPEL CERTIFICATE
     --------------------

     Within ten days after request therefor by Landlord, its agents, successors, or assigns, Tenant shall deliver, in recordable form, a certificate to any proposed mortgagee or purchaser, or to Landlord, together with a true and correct copy of this lease, certifying (i) (if such be the case) that this lease is in full force and effect without modification, (ii) the amount, if any, of prepaid rent and security deposit paid by Tenant to Landlord, (iii) that Landlord has performed all of its obligations due to be performed under this lease and that there are no defenses, counterclaims, deductions, offsets outstanding or other excuses for Tenant's performance under this lease, and (iv) any other fact reasonably requested by Landlord or such proposed mortgagee or purchaser, or stating those claimed by Tenant. Tenant's failure to deliver the above described certificate in time shall be conclusive upon Tenant: (i) that this lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim, defenses or deduction against Rent or the Landlord hereunder, (iii) that no more than one period's Base Rent has been paid in advance, and (iv) that the amount of the Security Deposit held by Landlord is as represented by Landlord.

35.  ACCORD AND SATISFACTION
     -----------------------

     No receipt and retention by Landlord of any payment tendered by Tenant in connection with this lease will give rise to or support or constitute an accord and satisfaction, notwithstanding any accompanying statement, instruction or other assertion to the contrary (whether by notation on a check or in a transmittal letter or otherwise), unless Landlord expressly agrees to an accord and satisfaction in a separate writing duly executed by the appropriate persons. Landlord may receive and retain, absolutely and for itself, any and all payments so tendered, notwithstanding any accompanying instructions by Tenant to the contrary. Landlord will be entitled to treat any such payments as being received on account of any item or items of Rent, interest, expense or damage due in connection herewith, in such amount and in such order as Landlord may determine at its sole option.

36.  SEVERABILITY
     ------------

     The parties intend this lease to be legally valid and enforceable in accordance with all of its terms to the fullest extent permitted by law. If any term hereof shall be finally held to be invalid or unenforceable, the parties agree that such term shall be stricken from this lease, the same as if it never has been contained herein. Such invalidity or unenforceability shall not extend to or otherwise affect any other term of this lease, and the unaffected terms hereof shall remain in full force and effect to the fullest extent permitted by law, the same as if such stricken term never had been contained herein.

37.  WAIVER  No assent or consent to changes in or waiver of any part of this
     ------
Agreement shall be deemed or taken as made, unless the same be done in writing and attached hereon and signed by the Tenant and Landlord. No covenant or term
                        ------         -----------
of this lease shall be waived, except by express written consent of the party to
                                                                        --------
be benefited, whose forbearance or indulgence in any regard whatsoever shall not
------------
constitute a future waiver of any covenant, term or condition to be performed.
             ------           ---
Unless said covenant, term or condition is waived in writing, the benefited
                                        --------------------      ---------
party shall be entitled to invoke any remedies available under this lease or by
-----
law despite such forbearance or indulgence.

38.  SUBORDINATION
     -------------

     The rights of Tenant hereunder are and shall be, at the election of any mortgagee, subject and subordinate to the lien of any mortgage or mortgagees, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Building of which the Leased Premises are a part, and to all advances made or hereafter to be made upon the security thereof ("Superior Instruments"). Tenant has as of the date hereof, executed the
                           ==============================================
Subordination, Nondisturbance and Attornment Agreement attached hereto as
=========================================================================
Exhibit "G".
============

39.  TIME
     ----

     Time is of the essence hereof.

40.  APPLICABLE LAW
     --------------

     This agreement shall be construed according to the laws of the State of Maryland.

41.  BROKER'S INDEMNIFICATION
     ------------------------

     As part of the consideration for the granting of this lease, each party
                                                                ----------
hereto represents and warrants to the other that no broker or agent negotiated
------                                -----
or was instrumental in negotiating or consummation of this lease except the Broker of Record, and each party hereto agrees to indemnify the other against
                      -----------------                     ---------
any other loss, expense, cost or liability incurred as a result of a claim by any broker or finder claiming through the other.
                                      ---------

42.  WAIVER OF JURY TRIAL
     --------------------

     Landlord and Tenant each hereby waives all right to trial by jury in any claim, action, proceeding or counterclaim by either party against the other on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant and/or Tenant's use or occupancy of the Leased Premises.

43.  ENTIRE AGREEMENT
     ----------------

     This lease sets forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises, Building, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

     EXECUTED AS OF THE DATE FIRST ABOVE WRITTEN.

                                    LANDLORD:
                                    ASP Washington L.L.C.


________________________            By:_________________________



________________________            By:_________________________
WITNESSES                              AUTHORIZED SIGNATORIES


                                    TENANT:
                                    Integral Systems, Inc.
                                    ----------------------


________________________            By:_________________________
Witness                                     ____President


________________________            By:_________________________
Witness                                     ____Secretary



     Where Tenant is a Corporation, this Lease shall be signed by a President or Vice President and Secretary or Assistant Secretary of Tenant. Any other signatories shall require a certified corporate resolution.

                                  SCHEDULE 1

                                NOT APPLICABLE

                                  SCHEDULE 2

                             RULES AND REGULATIONS
                             ---------------------

1. The sidewalks, entrances, halls, corridors, elevators and stairways of the Building and Project shall not be obstructed or used as a waiting or lounging place by tenants, and their agents, servants, employees, invitees, licensees and visitors. All entrance doors leading from any Leased Premises to the hallways are to be kept closed at all times.

2. In case of invasion, riot, public excitement or other commotion, Landlord also reserves the right to prevent access to the Building during the continuance of same. Landlord shall in no case be liable for damages for the admission or exclusion of any person to or from the Building.

3. Landlord will furnish Tenant with two keys to each door lock on the Leased Premises, and Landlord may make a reasonable charge for any additional keys and access cards requested by any tenant. No tenant shall have any keys made for the Leased Premises; nor shall any tenant alter any lock, or install new or additional locks or bolts, on any door without the prior written approval of Landlord which shall not be unreasonably withheld. If Landlord approves any lock alteration or addition, Tenant shall supply Landlord with a key for any such lock or bolt. Tenant, upon the expiration or termination of its tenancy, shall deliver to Landlord all keys and access cards in Tenant's possession for all locks and bolts in the Building.

4. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness of the Leased Premises. Tenants will see that (i) the windows are closed, (ii) the doors securely locked, and (iii) all water faucets and other utilities are shut off (so as to prevent waste or damage) each day before leaving the Leased Premises. In the event tenant must dispose of crates, boxes, etc. which will not fit into office waste paper baskets, it will be the responsibility of tenant to dispose of same. In no event shall tenant set such items in the public hallways or other areas of the Building or garage facility, excepting tenant's owned Leased Premises, for disposal.

5. No iron safe or other heavy or bulky object shall be delivered to or removed from the Building, except by experienced safe men, movers or riggers approved in writing by Landlord. All damage done to the Building by the delivery or removal of such items, or by reason of their presence in the Building, shall be paid to Landlord, immediately upon demand, by the tenant by, through, or under whom such damage was done. There shall not be used in any space, or in the public halls of the Building, either by tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires.

6. Tenant shall not cover or obstruct any skylights, windows, doors and transoms that reflect or admit light into passageways or into any other part of the Building.

7. The toilet rooms, toilets, urinals, wash bowls and water apparatus shall not be used for any purpose other than for those for which they were constructed or installed, and no sweepings, rubbish, chemicals, or other unsuitable substances shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from violation(s) of this rule shall be borne by the tenant by whom, or by whose agents, employees, invitees, licensees or visitors, such breakage, stoppage or damage shall have been caused.

8. No sign, name, placard, advertisement or notice visible from the exterior of any Leased Premises, shall be inscribed, painted or affixed by any tenant on any part of the Building or Project without the prior written approval of Landlord. All signs or letterings on doors, or otherwise, approved by Landlord shall be inscribed, painted or affixed at the sole cost and expense of the tenant, by a person approved by Landlord.

(Schedule 2 rules and regulations)
page two

9. No signaling, telegraphic or telephonic instruments or devices, or other wires, instruments or devices, shall be installed by Tenant in connection with any Leased Premises without the prior written approval of Landlord not to be
                                                                   ---------
unreasonably withheld, conditioned or delayed or specifically identified and
---------------------------------------------
located on Construction Documents as defined in EXHIBIT A. Such installations,
                                                ---------
and the boring or cutting for wires, shall be made at the sole cost and expense of the tenant and under control and direction of Landlord. Landlord retains, in all cases, the right to require (i) the installation and use of such electrical protecting devices that prevent the transmission of excessive currents of electricity into or through the Building, (ii) the changing of wires and of their installation and arrangement underground or otherwise as Landlord may direct, and (iii) compliance on the part of all using or seeking access to such wires with such rules as Landlord may establish relating thereto. All such wires used by tenants must be clearly tagged at the distribution boards and junction boxes and elsewhere in the Building, with (i) the number of the Leased Premises to which said wires lead, (ii) the purpose for which said wires are used, and
(iii) the name of the company operating same.

10. Tenant, their agents, servants or employees, shall not (a) go on the roof of the Building, (b) use any additional method of heating or air conditioning the Leased Premises, (c) sweep or throw any dirt or other substance from the Leased Premises into any of the halls, corridors, elevators, or stairways of the Building, (d) bring in or keep in or about the Leased Premises any vehicles or animals of any kind, (e) install any radio or television antennae or any other device or item on the roof, exterior walls, windows or window sills of the Building, (f) place objects against glass partitions, doors or windows which would be unsightly from the interior or exterior of the Building, (g) use any Leased Premises (i) for lodging or sleeping, (ii) for cooking (except that the use by any tenant of Underwriter's Laboratory-approved equipment for microwaving, brewing coffee, tea and similar beverages shall be permitted, provided that such use is in compliance with law), (iii) for any manufacturing, or sale of merchandise or property of any kind, (h) cause or permit unusual or objectionable odor to be produced or permeate from the Leased Premises, including, without limitation, duplicating or printing equipment fumes. Tenant, its agents, servants and employees, invitees, licensees, or visitors shall not permit the operation of any musical or sound producing instruments or device which may be heard outside Leased Premises, Building or garage facility, or which may emit electrical waves which will impair radio or television broadcast or reception from or into the Building.

11. No canvassing, soliciting, distribution of hand bills or other written material, or peddling by Tenant shall be permitted in the Building or the Project, and tenants shall cooperate with Landlord in prevention and elimination of same.

12. Tenant shall give Landlord prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electrical facilities or any part or appurtenances of Leased Premises.

13. If any Leased Premises becomes infested with vermin by acts of Tenant, the Tenant, at its sole cost and expense, shall cause its premises to be exterminated from time to time to the satisfaction of the Landlord and shall employ such exterminators as shall be approved by Landlord.

14. No curtains, blinds, shades, screens, awnings or other coverings or projections of any nature shall be attached to or hung in, or used in connection with any door, window or wall of the premises of the Building by Tenant without the prior written consent of Landlord.

15. Landlord shall have the right to prohibit any advertising by tenant which, in Landlord's opinion, tends to impair the reputation of Landlord or of the Building, or its desirability for existing or prospective tenants who require the highest standards of integrity and respectability, and upon written notice from Landlord, tenant shall refrain from or discontinue such advertising.

(Schedule 2 rules and regulations)
page three

16. Wherever the word "tenant" occurs, it is understood and agreed that it shall also mean tenant's associates, employees, agents and any other person entering the Building or the Leased Premises under the express or implied invitation of tenant. Tenant shall cooperate with Landlord to assure compliance by all such parties with rules and regulations.

17. Landlord will not be responsible for lost or stolen personal property, equipment, money or any article taken from Leased Premises, Building or garage facilities regardless of how or when loss occurs.

18. All contractors and or technicians performing work for Tenant within the Leased Premises, Building or garage facilities shall be referred to Landlord for approval before performing such work. This shall apply to all work including, but not limited to, installation of telephones, electrical devises and attachments, and all installations affecting floors, walls, windows, doors, ceilings, equipment of any other physical feature of the Building, Leased Premises or garage facilities.

19. Showcases and any other articles shall not be placed in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules by Tenant without the prior written consent of Landlord.

20. The Tenant shall not do anything in the Leased Premises, or bring or keep anything herein, which will in any way increase or tend to increase the risk of fire or rate of insurance, or which shall conflict with the Regulations of the Fire Department, any fire laws, with any insurance policy on the Building or any part thereof, or with any rules or ordinances established by any governmental authority.

21. The requirements of Tenant will be attended to only upon application to the Managing Agent. Employees of Landlord shall not perform any work or do anything outside of their regular dates unless under special instructions from Landlord, and no employee will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

22. Landlord reserves the right to make reasonable amendments, modifications and additions to the rules and regulations heretofore set forth, and to make additional reasonable rules and regulations, as in Landlord's reasonable judgment may from time to time be needed for the safety, care, cleanliness and preservation of good order of the Building.

                                  SCHEDULE 3

                                  WORK LETTER
                                  -----------

1. Definitions  The terms defined in this paragraph, for purposes of this
   -----------
   Schedule, shall have the meanings specified below, and, in addition to the terms defined below, terms defined in the Lease shall, for purposes of this Schedule, have the meanings specified in the Lease.

   1.01 "Leasehold Improvements" means those items which are supplied, installed
   ----
   and finished by Landlord, according to and described in the Construction Documents (as hereinafter defined) and which shall be paid for by Landlord (subject to the Allowance) as provided for in paragraph 2.03 below.

   1.02 "Construction Documents" means the approved construction drawings, plans
   ----
   and specifications referred to in paragraph 2.03.

   1.03 "Substantial Completion" means that the Leasehold Improvements have been
   ----
   substantially completed according to the Construction Documents, except for items which will not materially affect the use of the Leased Premises and
                                                                         ---
   which customarily are deemed to be "punch list work".

2. Construction Documents: Payments
   --------------------------------

   2.01 The parties have approved a preliminary floor plan for the Leased
   ----
   Premises, a copy of which is attached to the Lease as Exhibit A (the
                                                         ----------
   "Preliminary Plan").

   2.02 Landlord shall cause to be prepared and submitted to Tenant for approval
   ----
   all drawings, plans and specifications necessary to construct the Leasehold Improvements. Within five (5) business days from the date the documents are submitted ("Document Approval Period"), Tenant shall approve or disapprove the documents. If Tenant fails to respond within the Document Approval Period. Tenant shall be deemed to have approved the Documents. If the Tenant
            -----------------------------------------------------
   disapproves the documents within the Approval Period, then the Landlord and Tenant shall attempt to resolve the objections of Tenant; and if a resolution cannot be reached within ten (10) days of Tenant's notice of disapproval, then either Tenant or Landlord shall have the right to terminate the Lease by written notice to the other.

   The fees and expenses for preparing the drawings, plans and specifications shall be included in the Final Cost (defined in paragraph 2.03 below).

   2.03  It is hereby agreed by both Tenant and Landlord that the plans attached
   ----  -----------------------------------------------------------------------
   hereto as Exhibit A constitute the approved Construction Documents which
   ------------------------------------------------------------------------
   shall be built by Landlord for the $1,100,000.00 Tenant Finish Allowance
   ------------------------------------------------------------------------
   contained herein.  Tenant acknowledges that Landlord's sole monetary
   -----------------
   obligation is to pay the costs attributable to the construction of the Leasehold Improvements, up to an aggregate maximum limit of $1,100,000.00
                                                               -------------
   (the "Allowance"), and Tenant shall pay all other costs of the construction of the Leasehold Improvements ("Tenant's Share"). In addition, all costs attributable to changes and variations requested by Tenant from the
                                          -------------------
   Construction Documents in excess of the Allowance (including, without
                                           ----------
   limitation, any fees and expenses of the Consultants and any increased costs of construction) shall be paid by Tenant. Any said changes or variations for
                                              ----------------------------------
   which Tenant is responsible shall be undertaken by Landlord upon receipt of
   ---------------------------------------------------------------------------
   50% of the costs therefore.  The remaining 50% shall be due within 10
   ---------------------------------------------------------------------
   business days after completion and receipt of an invoice from Landlord.
   -----------------------------------------------------------------------

Schedule 3 work letter)
page 2

3. Leasehold Improvements
   ----------------------

   3.01 The following provisions shall apply to the construction of the
   ----
   Leasehold Improvements:

      (a) All work involved in the completion of the Leasehold Improvements shall be carried out by Landlord and its agents and contractors under the sole direction of Landlord. Tenant shall cooperate with Landlord and its agents and contractors to promote the efficient and expeditious completion of the Leasehold Improvements; and

      (b) Landlord agrees to construct the Leasehold Improvements in accordance with the Construction Documents, provided Tenant has complied with all the applicable provisions of this Schedule and the Lease. Landlord agrees to
                                                            ------------------
      construct the Leasehold Improvements in accordance with all applicable law
      --------------------------------------------------------------------------
      and Building codes.
      -------------------

   3.02 If there are any changes in the Leasehold Improvements requested by, or
   ----
   on behalf of, Tenant from the work as reflected in the Construction Documents, each such change must receive the prior written approval of Landlord, and Tenant shall bear the net cost of all such changes.
                                       ---

   3.03 Landlord shall have no obligation to commence construction of any work
   ----
   in the Leased Premises until (a) Tenant has approved the Construction Documents and the Final Cost for the construction of the Leasehold Improvements as required by the provisions hereof, and (b) Landlord shall have received Tenant's advance payment in an amount equal to 50% of Tenant's
                                                                ------
   Share, if any.

   3.04 Upon Substantial Completion, Landlord and Tenant shall walk through the
   ----------------------------------------------------------------------------
   Premises and agree as to punchlist items. Landlord shall use reasonable
   -----------------------------------------------------------------------
   efforts to complete punchlist items within thirty (30) days after the
   ---------------------------------------------------------------------
   Commencement Date.
   ------------------

4. Lease Commencement Date
   -----------------------

   4.01 Landlord shall notify Tenant when Substantial Completion has been
   ----
   achieved and the Lease Commencement Date shall be established as set forth in the Lease. Notwithstanding anything to the contrary contained in the Lease or this Schedule, the Lease Commencement Date shall not be extended for any delay in Substantial Completion to the extent that such delay is caused in whole or in part by any act or omission attributable to Tenant, including without limitation:

      (a) Tenant's request for any Leasehold Improvements which require materials which need to be ordered and are not immediately available provided that at the time the materials were ordered Landlord informed
      ----------------------------------------------------------------------
      Tenant of the unavailability and Tenant does not substitute such materials
      --------------------------------------------------------------------------
      with materials which are available;
      ----------------------------------

      (b) Tenants failure to furnish promptly information concerning Tenant's requirements pertaining to construction of the Leasehold Improvements or any other information requested by the Landlord as necessary or useful to prepare the Construction Documents;

(Schedule 3 work letter)
page three

      (c) Tenant's failure to approve promptly the Construction Documents and Final Cost; and

      (d) Tenant's request for any changes in the Leasehold Improvements from the work as reflected in the Construction Documents.

   4.02 In any event, Rent payable under the Lease shall not abate by reason of
   ----
   any delay, expense or other burden arising out of or incurred in connection with the design or construction of the Leasehold Improvements to the extent that such delay, expense or other burden is caused in whole or in part by any act or omission attributable to Tenant (including, without limitation, the acts and omissions referred to in subparagraphs (a) through (d) of paragraph
   4.01 above).

5. Tenant's Access To Leased Premises
   ----------------------------------

   5.01 Landlord, in its sole discretion, may permit Tenant and Tenant's agents
   ----
   or independent contractors to enter the Leased Premises prior to the scheduled Lease Commencement Date in order that Tenant may do other work as may be required by Tenant to make the Leased Premises ready for Tenant's use and occupancy. Such permission must be in writing prior to entry. If Landlord permits such prior entry, then such license shall be subject to the condition that Tenant and Tenant's agents, contractors, workmen, mechanics, suppliers, and invitees shall work in harmony with and not interfere with Landlord and its agents and contractors in doing its work in the Leased Premises or the Building or with other tenants and occupants of the Building or the Project. If at any time such entry shall cause or threaten to cause disharmony or interference, Landlord, in its sole discretion, shall have the right to withdraw and cancel such license upon notice to Tenant. Tenant agrees that any such entry into the Leased Premises shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease, except as to the covenant to pay periodic Rent. Tenant further agrees that, to the extent permitted by law, Landlord and its principals shall not be liable in any way for any injury or death to any person or persons, loss or damage to any of the Leasehold Improvements or installations made in the Leased Premises or loss or damage to property placed therein or there about, the same being at Tenant's sole risk.

   5.02 In addition to any other conditions or limitations on such license to
   ----
   enter the Leased Premises prior to the Lease Commencement Date, Tenant expressly agrees that none of its agents, contractors, workmen, mechanics, suppliers or invitees shall enter the Leased Premises prior to the Lease Commencement Date unless and until each of them shall furnish Landlord with satisfactory evidence of insurance coverage, financial responsibility and appropriate written releases of mechanics' or materialmen's lien claims.

6. Miscellaneous Provisions Landlord and Tenant further agree as follows:
   ------------------------

   6.01 Except as herein expressly set forth with respect to the Leasehold
   ----
   Improvements, Landlord has no agreement with Tenant and has no obligation to do any work with respect to the Leased Premises. Any other work in the Leased Premises which may be permitted by Landlord pursuant to the terms and conditions of the Lease shall be done at Tenant' s sole cost and expense and in accordance with the terms and conditions of the Lease.

   6.02 This Schedule shall not be deemed applicable to: (a) any additional
   ----
   space added to the original Leased Premises at any time, whether by the exercise of any options under the Lease or otherwise, or (b) any portion of the original Leased Premises or any additions thereto in the event of a renewal or extension of the original Lease Term, whether by the exercise of any options under the Lease or any amendment or supplement thereto. The construction of any additions or improvements to the Leased Premises not contemplated by this Schedule shall be effected pursuant to a separate work letter agreement or other document, in the form then being used by Landlord and specifically addressed to the allocation of costs relating to such construction.

(Schedule 3 work letter)
page four

   6.03  Landlord shall be responsible for correcting defects in construction,
   ---------------------------------------------------------------------------
   including latent defects discovered at any time during the Lease Term.  For
   ---------------------------------------------------------------------------
   any work constructed or equipment installed by Landlord as part of Leasehold
   ----------------------------------------------------------------------------
   Improvements for which Tenant is responsible to maintain and repair under
   -------------------------------------------------------------------------
   terms of Lease, Landlord will assign all warranties and guaranties to Tenant
   ----------------------------------------------------------------------------
   or cause Tenant to receive the benefit of same.
   -----------------------------------------------

                                  SCHEDULE 4

                           CERTIFICATE OF ACCEPTANCE
                           -------------------------

TENANT   INTEGRAL SYSTEMS, INC.
         ----------------------

LEASED PREMISES   66,700 Square Fee
                  -----------------

LOCATED AT 5000-A Philadelphia Way and 5200-A Philadelphia Way, Lanham, Maryland
           ---------------------------------------------------------------------
20706
-----

This letter is to certify that:

1. The above referenced Leased Premises have been accepted by the Tenant for possession.

2. The Leased Premises are substantially complete in accordance with the plans and specifications used in constructing the demised premises.

3. The Leased Premises can now be used for intended purposes.

The execution of this certificate shall not relieve the Landlord of its obligation to expeditiously complete all work to which the Tenant is entitled under the terms of its lease with the Landlord. Neither this certificate, nor Tenant's occupancy of the Leased Premises, shall be construed to relieve the Landlord of its responsibility to remedy, correct, replace, reconstruct or repair any deviation, deficiency or defect in the work or in the materials or equipment furnished by the Landlord, without cost to Tenant, if a claim with respect thereto is made by Tenant.

Commencement Date June 1, 1999.
                  ------    --
Expiration Date   May 31, 2009.
                  ------    --
Executed this  ____ day of _______,19__.


TENANT


BY:_________________________________
         Authorized Signatory


____________________________________
(PLEASE PRINT NAME)

                                   EXHIBIT D

                           WASHINGTON BUSINESS PARK

              TENANT'S ESTIMATED SHARE OF OPERATING EXPENSES 1998
              ---------------------------------------------------


                                                  WBP #16  WBP #11
                                                  -------  -------

REAL ESTATE TAXES & FRONT FOOT BENEFIT             $ .70    $ .80
WATER & SEWER                                        .05      .05
ELECTRICITY - EXTERIOR                               .10      .10
LANDSCAPING & GROUNDS MAINTENANCE                    .20      .20
SNOW REMOVAL                                         .15      .15
LOT SWEEPING & TRASH REMOVAL                         .04      .04
REPAIRS                                              .10      .10
SECURITY                                             .05      .05
EXTERIOR MAINTENANCE                                 .05      .10
INSURANCE                                            .06      .06
PROPERTY MANAGEMENT FEE                              .25      .30
                                                   -----    -----

TOTAL COST                                         $1.75    $1.95
                                                   =====    =====

                                   EXHIBIT E
                           HVAC MAINTENANCE SCHEDULE
                           -------------------------

SERVICE CONTRACT FOR PREVENTIVE MAINTENANCE OF HEATING, VENTILATING AND/OR AIR CONDITIONING EQUIPMENT SERVING THE PREMISES.

   The scope of the maintenance contract shall be as follows:

   I. Four quarterly inspection/maintenance service calls to inspect and maintain the equipment in accordance with the Check List.

   II. Tune-up, inspection and start-up at the beginning of the heating and cooling seasons.

   III. Four filter changes per year. Two will be in conjunction with the Spring and Fall start-up inspections.

   IV. Contractor shall provide all lubricants, cleaning materials, filters, belts, pulleys and labor required to conduct the preventive maintenance.

   V.   Annual chemical cleaning of condenser and evaporator coils.

CHECK LIST:

                           AIR CONDITIONING SYSTEMS
                           ------------------------

1.  Lubricate moving parts.
2.  Clean and adjust controls.
3.  Check belts and drives: adjust and/or replace as necessary.
4.  Inspect filters; replace as required.
5.  Check evaporator air temperatures.
6.  Check wiring and connections.
7.  Check refrigerant and charge as necessary.
8.  Check evaporator and condenser coils for cleanliness.
9.  Check operating pressures.
10. Check voltage and amperage - all motors.
11. Clean and adjust thermostats.
12. Clean condensate drain.
13. Check and adjust all contractor contacts.
14. Check and adjust pressure switch cut-out settings.
15. Check performance and efficiency of cooling system.

                                HEATING SYSTEMS
                                ---------------

1. Lubricate moving parts.
2. Clean and adjust controls.
3. Adjust heater for efficiency.
4. Check belts and drives; adjust and/or replace as necessary.
5. Inspect filters; replace as required.
6. Check air temperature rise.
7. Check all wiring and connections.
8. Clean and adjust thermostat.
9. Check performance and efficiency of heating equipment.

                                   EXHIBIT F

                           DECLARATION OF COVENANTS
                           ------------------------

   CC&F MARYLAND, INC., a corporation organized and existing under the laws of the State of Maryland, owner of the land included within and as a part of the Cabot, Cabot and Forbes Washington Industrial Park, Lanham District, Prince George's County, Maryland, and being the land conveyed by The United Clay Products Company to CC&F Maryland, Inc. by Deed recorded among the Land Records of Prince George's County, Maryland in Liber 4256 at folio 84 (said land, less any land dedicated or being dedicated to public use, being hereinafter referred to as the "land" or as the "Protected Area"), as such owner and for itself and its successors in title to any and all of the land comprising the Protected Area, hereby declares that all such land shall be held subject to and with the benefit of the restrictions and provisions hereof, that any and all successors in title to CC&F Maryland, Inc. to the land shall hold their land, or their respective interests therein, and that CC&F Maryland, Inc. shall hold the land retained by it subject to and with the benefit of said restrictions and provisions, as covenants running with the land and as equitable servitudes, for the mutual benefit of such lands and their owners and lessees, all to assure development of the land as Protected Area and as a Controlled Industrial Center.

   1.  As used in this Instrument:

       (a) "Declaration of Covenants" means this Instrument together with any supplemental instruments hereafter executed and recorded as provided in clause
(c) of this Paragraph.

       (b) "Plan-Approving Agent" means CC&F Maryland, Inc. until they cease to own of record any land in the Protected Area and thereafter, if it has conveyed of record all land then owned by it in the Protected Area by conveyance containing an express grant to the grantee of rights to approve plans and grant variances as hereinafter provided, Plan-Approving Agent shall mean such grantee and successive grantees under like conveyances until such a grantee ceases to own of record any land in the Protected Area; but after conveyance by CC&F Maryland, Inc. or such a grantee of all land in the Protected Area then owned by the grantor or grantors without such an express grant of rights, there shall no longer be a Plan-Approving Agent.

       (c) "Protected Area" means the land not dedicated to public use and lying within the Cabot, Cabot and Forbes Washington Industrial Park, as resubdivided as aforesaid, and also each additional area of land now or hereafter owned by the Plan-Approving Agent or others which, whether or not such land adjoin the Protected Area as then constituted, is designated as an Additional Protected Area by a supplemental instrument which (i) declares that such Additional Protected Area shall be held subject to and with the benefit of the restrictions and provisions set forth in this Declaration, (ii) is executed by the Plan-Approving Agent and such other persons, if any, as may be necessary to subject such Additional Protected Area to said restrictions and provisions, and (iii) is duly recorded.

       (d) "Site" means an area of land in the Protected Area in the same ownership, either shown as one lot on a recorded plan, or, if not so shown, described as the site for one or more buildings by the owner in a recorded instrument, whether or not in either case (i) acquired at one time, (ii) previously so shown as more than one lot or (iii) also shown or described for the purpose of lease, but not conveyance, as more than one lot.

       (e) "Street" means any publicly maintained roadway and also any private roadway which has been expressly offered in any recorded plan or instrument to be dedicated to the public use. Lands lying on opposite sides of a Street shall be regarded as "Adjoining".

       (f) "Controlled Industrial Center" means an industrial development having open areas, landscaping, exterior appearance, access and parking and loading facilities conforming in overall effect to those provided by the restrictions set forth in this Declaration.

   2. Until December 31, A. D. 2025 and except as provided in Paragraphs 3 and 4 below, the Protected Area shall be subject to restrictions as follows:

       (a) No building shall be located within forty feet of any Street or fifteen feet of the side or rear boundary lines of the Site, nor occupying more than 50% of the lot area, nor have exterior walls other than of brick, stone or exposed aggregate, or other durable material (such as metal panels) of equal or greater aesthetic and structural acceptability, and all such material, so long as there is a Plan-Approving Agent, shall be subject to the approval (as to color, permanence and architectural conformity with a planned industrial park) in writing of such Agent, and such approval may be conditioned upon requirements of special maintenance to assure its continued acceptability as an exterior surface including, if require, painting and repainting at least every four (4) years. No part of the roof line of any building, as visible from any Street or adjoining Site, shall be more than two feet higher or lower than a line projected between extreme uppermost corners of the wall(s) of the building as so viewed.

       (b) As a condition to the permanent occupancy of any Site, at least two-thirds (2/3rds) of the area of the Site lying within forty feet from any Street shall be established and utilized only as landscaped area, which shall be planted and maintained in lawn, plants, shrubs and trees, in accordance with a landscaping plan which shall have been submitted to and approved in writing by the Plan-Approving Agent prior to implementation of the landscaping. All such landscaping shall be done in a good and workmanlike manner with all plantings to be of first or best quality locally available, and properly installed and maintained. The surface of so much of the remainder of each Site which is not covered by buildings, paving, lawns or landscaping, shall be treated and maintained so as to be and remain dust-free.

   No existing tree having a trunk diameter of more than four inches, measured three feet off the ground, which is not located within a portion of the Site proposed to be occupied by a building or other improvements, or required for access or loading, whether or not within a landscaped area, shall be removed unless replaced with a similar tree, approved in writing by the Plan-Approving Agent, of at least that diameter.

   The Plan-Approving Agent shall have the right, in the event that any Site is occupied or used without such landscaping having been effected as aforesaid or in the event that such landscaping is not adequately maintained or in the event any existing tree is removed contrary to the provisions hereof, to cause such landscaping or maintenance (including replacing dead or inadequate stock) or replacement of improperly removed trees to be done, provided that the Plan-Approving Agent shall have given the owner of such Site at least thirty (30) days written notice of intention to do so, and such notice shall not have been complied with. In such case the Plan-Approving Agent shall be reimbursed forthwith by the owner of the Site (with the Plan-Approving Agent having no obligation to share in such costs), plus interest at the prime rate in effect as of the expenditures; and the amount of such costs and expenses, plus interest, shall constitute a lien upon the Site until paid, subordinate, however, to the lien of any existing mortgage or like encumbrance upon the Site.

       (c) There shall be maintained on each Site facilities for parking, loading and unloading sufficient to serve the business conducted thereon without using adjacent streets therefor; and no use shall be made of any Site which will attract or generally require parking in excess of the parking spaces then available thereon, or which will require loading and unloading facilities beyond the normal capacity of the then existing facilities therefor, it being understood that all parking (including employees' parking) on public ways is to be discouraged by all means reasonably available to each grantee or lessee or occupant of the Protected Area.

       (d) Each Site shall be used only for manufacturing, processing, storage, wholesale, office, laboratory, professional, research and development activities (and minor service and retail uses for accommodation of those employed therein); and there shall not be permitted any junk or salvage yard or any other use which will be offensive to the neighborhood by reason of odor, fumes, dust, smoke, noise or pollution or will be hazardous by reason of danger of radiation, fire or explosion. The Plan-Approving Agent shall have the right to approve development not to exceed 10% of the Protected Area for retail uses limited to the sale of goods and services reasonably required for the convenience of occupants within the Protected Area such as restaurants, drugstores, hotel and motel, barber and beauty shops, shoe repair shops, cleaners, post offices, recreational facilities, banks and automobile service stations.

       (e) Each Site, including the paved and landscaped areas of same and the exterior of all buildings and other structures thereon, shall be maintained in good order, condition and repair, including (if required by the Plan-Approving Agent) repainting of painted surfaces at least every four years, so that when viewed from any Street or adjoining land, the appearance of the Site and the paving, landscaping and buildings of same will be orderly and harmonious with a Controlled Industrial Center.

       (f) No open storage shall be permitted unless the following conditions shall have been satisfied with respect thereto: (i) the storage area shall be so sited and so screened so that the items stored therein shall not be viewable from Streets or abutting land, (ii) the location, size and nature of the storage area and the kind of items to be stored therein are not detrimental to the appearance of a Controlled Industrial Center, and (iii) the Plan-Approving Agent shall have approved the same in writing, which approval shall not be unreasonably withheld if the same conforms to the preceding (i) and (ii).

       (g) No exterior signs of any type which normally would be visible from any Street or adjoining Site shall be placed or maintained on any Site or building unless the same shall have been first approved in writing by the Plan-Approving Agent. The plans for the proposed sign(s) and the location of same on the Site or building must be submitted to the Plan-Approving Agent and the design, type and location must conform to any sign standards as may be then generally established by the Plan-Approving Agent and in effect with respect to the Protected Area.

       (h) So long as there is a Plan-Approving Agent, no building or structure shall be erected or exterior structural alteration or addition made unless both building and landscaping plans, as aforesaid, shall have been submitted to and approved in writing by the Plan-Approving Agent, which approval shall not be unreasonably withheld, provided that the plans (i) provide for the retention and preservation of as much of the natural growth on the Site as is reasonable under the circumstances - or replacement within areas which are required or planned to be maintained in landscaping, (ii) are consistent with the provisions hereof, and (iii) provide for a development of the Site which otherwise will be in conformity, architecturally, with a Controlled Industrial Center.

   The date of December 31, 2025, shown at the commencement of this Paragraph 2, shall be subject to extension, from time to time, by a supplement to this Declaration of Covenants, duly executed by the Plan-Approving Agent and duly recorded among the Land Records of Prince George's County, Maryland, provided that no extension hereof shall be for a term of more than twenty (20) years, and provided further that upon the lapse hereof without the recordation of any such supplement extending the term hereof to this Declaration of Covenants shall be conclusively deemed to have been extinguished for all purposes.

   3. So long as there is a Plan-Approving Agent, such Agent may from time to time by written instrument grant variances from application of particular provisions of Paragraph 2 above to particular buildings or Sites where, in the opinion of the Agent as certified in the instrument, desirable relief can be granted without substantial detriment to the development of the Protected Area as a Controlled Industrial Center and without substantial detriment to the portions thereof theretofore built upon. The restrictions and provisions set forth in this Declaration shall run with the land, and so long as there is a Plan-Approving Agent, such Agent may enforce the same, but no owner other than a PlanApproving Agent may enforce the same.

   4. Enforcement and remedy under this Declaration shall be by proceeding in equity to restrain, remove or end violations and also as provided for in Paragraph 5. Any permanent construction (other than exterior signs, driveways, parking areas, grading and landscaping), completed for more than four months shall be deemed to comply unless (i) written notice of violation theretofore shall have been given by the Plan-Approving Agent to the owner or occupier of the land on which the violation has occurred or (ii) proceeding for enforcement has theretofore been commenced under Paragraph 5 or in Court of Record or other court having jurisdiction; and, unless the violation hereof is with respect to the restrictions set forth in clause (a) of Paragraph 2, compliance shall not be attributed thereto because of lapse of time without notice concerning the violation.

   5. If, in the judgment of the Plan-Approving Agent, there shall be any violation of any condition to any approval previously given by the Plan-Approving Agent or any failure to comply with the provisions of Paragraphs 2
(c), (e), (f) or (g), the Plan-Approving Agent shall have the right, after giving the record owner of the Site in question at least thirty (30) days prior written notice, to enter upon the Site and take such steps and cause such things to be done as, in the judgment of the Plan-Approving Agent are appropriate to achieve compliance herewith; and all costs and expenses incurred by the Plan-Approving Agent in so doing shall be paid by the owner of the Site to the Plan-Approving Agent upon demand. If any owner contests the reasonableness of the judgment or the propriety or cost of any action taken by the Plan-Approving Agent pursuant to the foregoing, such controversy shall be determined only by arbitration as follows.

   The owner of the Site and the Plan-Approving Agent each shall appoint an arbitrator and the two so appointed shall select a third arbitrator and if the two arbitrators cannot agree on such selection, the selection of the third arbitrator shall be made by

The American Arbitration Association.

   The Plan-Approving Agent and the owner shall submit the questions involved to the Arbitration Panel within twenty (20) days after the Panel shall have been formed and the Panel shall render its decision, a majority to be controlling, within thirty (30) days thereafter. Each party shall be responsible to pay one-half of the fees and other charges of the arbitrators including expenses with respect to the arbitration. The decision of the arbitrators shall be final and binding upon both the Plan-Approving Agent and the owner and neither shall have recourse to any Court or other forum to alter or challenge the propriety of the decision which decision, however, shall be enforceable in accordance with law.

   6. Failure to enforce any restriction or provision of this Declaration shall not, except as provided in Paragraph 4, be deemed a waiver of the right to do so thereafter as to the same breach or as to one occurring prior to or subsequent thereto. Invalidation by Judgment of Court of any one of said restrictions or provisions or of any act done pursuant thereto shall in nowise affect any other restriction or provision of this Declaration or act done pursuant thereto as herein provided, which shall remain in full force and effect. No owner shall be responsible except for violations occurring on his land while owner.

   7. This Declaration of Covenants shall be immediately effective upon the first grant or demise of any part of the land in the Protected Area by CC&F Maryland, Inc., and each such grant or demise shall include, in the granting clause or the language of demise, words substantially as follows:

          Together with the benefits and subject to the burdens of that certain Declaration of Covenants dated _________, 1975 and recorded among the Land Records of Prince George's County, Maryland, grantee [or lessee, if appropriate], hereby acknowledging that each and all of the benefits and burdens therein contained shall run with the land.

If, by reason of inadvertence or otherwise such words are not set forth in any such deed or lease, such words shall be deemed to have been set forth therein for all purposes, and any such deed or lease shall be construed as if such words were set forth therein.

   IN WITNESS WHEREOF, and intending to be legally bound hereby, CC&F Maryland, Inc. has caused these presents to be duly signed in its corporate name and its corporate seal to be hereunto affixed and attested by its duly authorized corporate officers as of the _______ day of ___________, 1975.


                                          CC&F MARYLAND, INC.

ATTEST:


__________________________________        By____________________________________
            Secretary                                    President


Washington, District of Columbia) to wit:

   I hereby certify that on this ______ day of _______, 1975, before the subscriber, a Notary Public in and for the District aforesaid, personally appeared __________________ President of CC&F Maryland, Inc., and on behalf of the said Corporation did acknowledge the aforegoing Declaration of Covenants bearing date as of the _______ day of ________ 1975, to be the act and deed of said Corporation.

   GIVEN under my hand and official seal this ______ day of _______, 1975.


                                                       _________________________
                                                           Notary Public, D.C.

My Commission Expires:______________________

                     AMENDMENT TO DECLARATION OF COVENANTS

   CADILLAC/SHEPPARD PROPERTIES, a general partnership under the laws of the State of Maryland, does hereby declare as follows:

   WHEREAS, CC&F Maryland, Inc. prepared, executed and recorded among the Land Records of Prince Georges County, Maryland, in Liber 4505 at folio 216, a Declaration of Covenants intended to protect and preserve certain features of property therein described and therein referred to as the "protected area" now being owned by Cadillac/Sheppard Properties, party hereto; and

   WHEREAS, there are no other parties in ownership required to execute these presents to effectuate the amendments herein set forth;

   NOW, THEREFORE, the said Declaration of Covenants recorded as aforesaid in Liber 4505 at folio 216, is hereby amended as follows:

   1. The designation of the "Plan-Approving Agent" in paragraph l(b) is hereby changed from "CC&F Maryland, Inc." to "Cadillac/Sheppard Properties," all other terms and provisions of the said paragraph l(b) to remain unaffected hereby.

   2. Paragraph 2(a) is hereby amended to cause the first two lines of the said subparagraph to read as follows: "No building shall be located within 40 feet of any curb line on any street or within 15 feet of the side or rear boundary lines of the...."

   3. The term "retail uses" appearing in the tenth line of paragraph 2(d) (at Liber 4505, folio 220 on the said Land Records) is hereby amended to read "general retail uses."

   4. The indented portion at the top of page 10 of the said Declaration of Covenants (at Liber 4505, folio 225, on the said Land Records shall be appropriately amended to be reflective of this amendatory Declaration of Covenants.

   5. Except as expressly amended hereby, the said Declaration of Covenants is hereby reaffirmed and the same shall remain in full force and effect as amended hereby.

   IN WITNESS WHEREOF and intending to be legally bound hereby, Cadillac/Sheppard Properties, a general partnership, has caused these presents to be duly signed by its duly authorized corporate partner, with the affixing of the corporate seal of the said corporate partner, all as of the _______day of ______, 1976.



                              CADILLAC/SHEPPARD PROPERTIES,
                              a General Partnership.

                              By:  CADILLAC FAIRVIEW/MARYLAND,
                              INC., Authorized General Partner


                              By_____________________________

STATE OF MARYLAND            )
COUNTY OF PRINCE GEORGE'S) to wit:

   I HEREBY CERTIFY that on this 10th day of November, 1976, before me, a Notary Public in and for the County and State aforesaid personally appeared Harry Walters, who acknowledged himself to be the President of Cadillac Fairview/Maryland, Inc., which corporation is a General Partner of Cadillac/Sheppard Properties, a General Partnership under the laws of the State of Maryland and the same Harry Walters being personally known to me to be the person whose name is subscribed to the foregoing instrument and that he executed the same on behalf of the said corporate General Partner as the act and deed of Cadillac/Sheppard Properties.

                                                ________________________________
                                                          Notary Public



My Commission expires:  July 1, 1978

                                   EXHIBIT G

                         SUBORDINATION, NONDISTURBANCE
                           AND ATTORNMENT AGREEMENT

   This Subordination, Nondisturbance and Attornment Agreement ("Agreement") is entered into as of _______, 1999, by Integral Systems, Inc. a __________ corporation ("Tenant"), for the benefit of the holder, from time to time, of the "Mortgage" (as hereinafter defined) ("Lender").

                                  WITNESSETH;
                                  -----------

   A. ASP Washington, L.L.C. ("Landlord") has executed and delivered a Class A Mortgage Note, a Class B-1 Mortgage Note and a Class B-2 Mortgage Note, each dated as of September 23, 1998 (together and as amended or modified, the "Note").

   B. The Note is held by the Lender and is secured in part by an Indenture of Mortgage, Deed of Trust, Deed to Secure Debt, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits, dated as of September 23, 1998, among Landlord, as grantor, the trustee(s) named therein, as trustee, and Lender, as beneficiary (as amended or modified, the "Mortgage"), which Mortgage is recorded in the Official Records in the County in which the real property which is commonly known as Washington Business Park (the "Project") is located, such real property being more particularly described on Exhibit A attached hereto and made a part hereof.

   C. Tenant has entered into a lease with Landlord, of even date herewith, pursuant to which Tenant has let certain premises at the Project (the "Lease") and pursuant to which the Tenant's leasehold interest in the Project is and shall be subordinate to the interest of Lender under the Mortgage.

   NOW THEREFORE, in consideration of the premises and landlord's execution of the Lease, Tenant agrees as follows:

   1.  Subordination.  The Lease shall be subject and subordinate in all
       -------------
respects to the Mortgage, and to any and all advances to be made thereunder and all renewals, modifications, consolidations, replacements and extensions thereof

   2.  Nondisturbance.  So long as Tenant pays all rents and other charges as
       --------------
specified in the Lease and is not otherwise in default of any of its obligations and covenants pursuant to the Lease beyond any applicable grace periods thereunder, Tenant's possession of the premises as described in the Lease and Tenant's other rights under the Lease will not be disturbed during the term of the Lease, as said term may be extended pursuant to the terms of the Lease or said premises may be expanded as specified in the Lease, and any successor in interest to the rights and obligations of the Landlord under the Lease will abide by the provisions of the Lease, notwithstanding any other provisions in the Mortgage. For purposes of this paragraph, a foreclosure shall include a sheriff's or trustee's sale under the power of sale contained in the Mortgage and any other transfer of the Landlord's interest in the Project under peril of foreclosure, including without limiting the generality of the foregoing, an assignment or sale in lieu of foreclosure.

   3.  Attornment:  Subject (i) to Landlord's successor in interest's full
       ----------
compliance with the conditions relating to nondisturbance as set forth in
Section 2 above and (ii) to the performance by the same of all obligations of the Landlord under the Lease with respect to obligations arising and accrued from and after the date that said successor in interest acquires its interest in the Project, Tenant agrees to attorn to, accept and recognize said successor in interest as the landlord under the Lease for the then remaining balance of the term of the Lease, and any extensions thereof as made pursuant to the Lease. Tenant agrees to execute and deliver, at any time and from time to time, upon the request of Lender or the purchaser at any foreclosure sale or any other successor to landlord, as the case may be, any reasonable instrument which may be necessary or appropriate to such successor landlord to evidence such attornment.

   4.  Limitation on Liability.  Notwithstanding anything to the contrary
       -----------------------
contained herein or in the Lease, it is specifically understood and agreed that Lender or any receiver, purchaser or successor landlord shall not be:

       (a) liable for any act, omission, negligence or default of any prior landlord; provided, however, that such successor landlord shall be liable and responsible for the performance of all covenants and obligations of landlord under the Lease from and after the date that it takes title to the Project; or

       (b) subject to any offsets, claims or defenses which Tenant might have against any prior landlord except those permitted under the Mortgage; or

       (c) bound by any rent or additional rent which is payable on a monthly basis and which Tenant might have paid for more than one (1) month in advance to any prior landlord.

Notwithstanding the foregoing, Tenant reserves its rights to any and all claims or causes of action against such prior landlord for prior losses or damages and against the successor landlord for all losses or damages arising from and after the date that such successor landlord takes title to the Project.

   5.  Successors.  The obligations and rights of the parties pursuant to this
       ----------
Agreement shall bind and inure to the benefit of the successors, assigns, heirs and legal representatives of Tenant and Landlord.

   IN WITNESS WHEREOF, Tenant has executed and delivered this Agreement in Lanham, Prince George's County, State of Maryland, as of the date set forth
------  ---------------                  --------
above.

                                    TENANT:

                                    ___________________________________


                                    By:________________________________

                                    Name:______________________________
                                    Title:_____________________________

STATE OF Maryland                      )
         --------
                                       )ss:
COUNTY OF Prince George's              )
          ---------------


   On January 22, 1999, before me personally came Thomas L. Gough, to be
      -----------                                 ---------------
known, who, being by me duly sworn, did depose and say that he resides at 1395
                                                                          ----
Cedar Avenue, Annapolis, MD 21403; that he is the President of Integral Systems,
---------------------------------                 ---------    ----------------
Inc., the company described in and which executed the above instrument; and that
----      -------
he signed [his/her] name thereto by authority of the board of directors of said corporation.



                                    __________________________________
                                              Notary Public


My Commission expires:  April 1, 2002
                        -------------
                                         [SEAL]

                                   EXHIBIT A

                               Legal Description

                                  EXHIBIT "H"

                 RIGHT OF FIRST OFFER AT 5200 PHILADELPHIA WAY
                 ---------------------------------------------

     EXHIBIT "H" RIGHT OF FIRST OFFER AT 5200 PHILADELPHIA WAY attached to and made a part of Lease dated _________________, 1999 between ASP WASHINGTON, L.L.C. ("Landlord') and INTEGRAL SYSTEMS, INC. ("Tenant") is hereby agreed
                             ---------------------
     to as follows:

   Provided Tenant is not in default under any of the terms of this Lease and subject to any similar options previously in existence granted to other tenants, Tenant is hereby given a one time RIGHT OF FIRST OFFER on the 5,000 plus or minus square foot area contiguous to the Premises at 5200 Philadelphia Way, as shown on Exhibit H-1 attached hereto.

   Tenant shall have fifteen (15) days from receipt of written notice from Landlord that said space is being seriously considered by another company to execute a lease amendment agreement that will commence within 30 days thereof. The rent shall be at fair market value as reasonably determined by Landlord for a mutually agreeable Term.

                                     LANDLORD:
                                     ASP WASHINGTON, L.L.C.

___________________________________  By:__________________________________


___________________________________  By:__________________________________
WITNESSES                                 AUTHORIZED SIGNATORIES


                                     TENANT:
                                     Integral Systems, Inc.
                                     ----------------------


___________________________________  By:__________________________________
Witness                                   _______President


___________________________________  By:__________________________________
Witness                                   _______Secretary

                                  EXHIBIT "I"

                 RIGHT OF FIRST OFFER AT 5000 PHILADELPHIA WAY
                 ---------------------------------------------

EXHIBIT "I" RIGHT OF FIRST OFFER AT 5000 PHILADELPHIA WAY attached to and made a part of Lease dated ________ 1999 between ASP WASHINGTON, L.L.C. ("Landlord") and INTEGRAL SYSTEMS, INC. ("Tenant") is hereby agreed to as follows:
    ---------------------

   Provided Tenant is not in default under any of the terms of this Lease and subject to any similar options previously in existence granted to other tenants, Tenant is hereby given a one time RIGHT OF FIRST OFFER on the 10,521 plus or minus square foot area contiguous to the Premises at 5000 Philadelphia Way, as shown on Exhibit I-1 attached hereto.

   Tenant shall have fifteen (15) days from receipt of written notice from Landlord that said space is being vacated by the current tenant to execute a lease amendment agreement that will commence within 30 days after the termination of the then tenant's lease. The rent shall be at fair market value as reasonably determined by Landlord for a mutually agreeable Term.

                                      LANDLORD:
                                      ASP WASHINGTON, L.L.C.


____________________________________  By:_________________________________


____________________________________  By:_________________________________
WITNESSES                                     AUTHORIZED SIGNATORIES


                                      TENANT:
                                      Integral Systems, Inc.
                                      ----------------------


____________________________________  By:_________________________________
Witness                                         ___________President


____________________________________  By:_________________________________
Witness                                         ___________Secretary

                        FIRST LEASE AMENDMENT AGREEMENT

   This First Lease Amendment Agreement Is made on the _____ day of __________, 1999 between ASP WASHINGTON, LLC ("Landlord") whose address is c/o Trammell Crow Company, 4601 Forbes Boulevard, Suite 100, Lanham, Maryland 20706 and INTEGRAL SYSTEMS, INC.("Tenant") whose address is 5000-A Philadelphia Way, Lanham, Maryland 20706 who agrees as follows:

   1.  Recitals - This Lease Amendment Agreement is made with reference to the
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following facts and objectives:

   (a) Landlord and Tenant entered into a written lease dated January 29, 1999 (the "Lease") in which Landlord leased to Tenant and Tenant leased from Landlord. premises located at 5000 and 5200 Philadelphia Way, Lanham, Maryland 20706, described in Exhibit A attached to that Lease and made a part thereof ("Premises") and comprising 65,700 square feet (20,000 square feet in 5200 Philadelphia Way & 45,700 square feet in 5000 Philadelphia Way).

   (b) The Lease Term begins on or about March 15, 1999 and expires on May 31, 2009.

   (c) The Landlord and Tenant are currently negotiating the terms of the Second Lease Amendment Agreement, which will increase the size of the Premises. Such incremental additional space will be located contiguous to the Premises at 5200 Philadelphia Way and shall be hereinafter referred to as the "Expansion Space".

   (d) The Tenant desires that the Landlord commence construction of the improvements to the Expansion Space prior to the execution by the parties of the Second Lease Amendment Agreement.

   2.  Improvements to the Expansion Space - Upon the execution of this First
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Lease Amendment Agreement by the parties, Landlord shall commence construction of the improvements to the Expansion Space as outlined in the construction drawings dated February 24, 1999 by James Lloyd Architects.

   3. Tenant's Indemnification - In the event that the Landlord and Tenant do not execute the anticipated Second Lease Amendment Agreement for any reason, the Tenant agrees to reimburse the Landlord within 30 days after written demand for the actual alteration expenses incurred in relation to the modifications to the Expansion Space, including but not limited to, space planning costs, construction costs, and construction management costs. The failure to make such reimbursement shall constitute a default under the Lease.

   4.  Remeasurement of the Premises - The Landlord's architect shall measure
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and confirm the square footage of the entire portion of the Premises located at
5200 Philadelphia Way, inclusive of the Expansion Space. Such measurement shall conform to the National Association of Industrial and Office Parks (NAIOP) standards. The Second Lease Amendment Agreement shall amend the Lease to reflect such new square footage measurement.

   5.  Interpretation - Nothing set forth in this First Lease Amendment
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Agreement shall be construed to obligate either Landlord or Tenant to execute the Second Lease Amendment Agreement, or any other amendment to the Lease.

   6.  Effectiveness of Lease - Except as set forth in this First Lease
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Amendment Agreement, all the provisions of the Lease shall remain unchanged and in full force and effect.

WITNESS:                            LANDLORD:
                                    ASP WASHINGTON, L.L.C.

______________________________      By:______________________________________

                                    By:______________________________________


                                    TENANT:
                                    INTEGRAL SYSTEMS, INC.


_____________________________       By:______________________________________

                                    By:______________________________________